UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: January 1 – December 31, 2013

Item 1. Reports to Stockholders.

President’s Message

Dear Fellow Shareholders:

In my comments last year, the market overview commentary began with “the markets continued to surprise and even confound investors as the U.S. equity markets provided strong returns with the Standard & Poor’s 500® providing a total return of 16%”. We certainly could begin with the same opening for the review of 2013. Despite higher income tax rates, fiscal policy drag, higher interest rates, concern that the Federal Reserve would begin to reduce its Quantitative Easing program, and a brief U.S. Government shutdown, the U.S. equity markets delivered very strong returns with the Standard & Poor’s 500® providing a total return of 32.4%. The advance in equity prices was broad based, as all industry sectors within the Standard and Poor’s 500® experienced positive returns. During the reporting period, major U.S. equity indexes reached multiyear or even all-time highs. The U.S economy benefitted from a strong consumer, continued improvement in the housing market, low inflation and low interest rates. The “wealth effect” of higher equity prices and higher real estate prices has contributed to improved levels of consumer confidence. Europe continues to show signs of improvement and has been eliminated as an earnings negative for many multinational companies and Japan has taken steps to revive its economy. These positive steps are offset in part by the impact of slowing growth in emerging markets, a concern as we enter 2014.

With the strong advance in stocks, many investors have questioned the sustainability of the increase. Our position remains that the rise in equity values and interest rates is because the economy is improving, and has been better than expected. Real GDP grew at a 4.1% annualized rate in the third quarter of 2013 followed by a strong fourth quarter advance estimate of 3.2% annualized growth. Full year growth was 2.7% on a quarter over quarter basis, accelerating from 2.0% growth in both 2012 and 2011. The 2013 result is especially notable given an estimated GDP reduction of 1.75% due to federal fiscal tightening and additional drag from the brief government shutdown. Strength in the private sector; driven by consumer spending, capital equipment expenditures, and trade, served to offset the fiscal drag. A faster than expected acceleration in economic growth could dampen the equity advance as monetary policy adjustments could reduce growth expectations.

After much speculation in the marketplace as to the timing and amount of change, the Federal Reserve, at the December meeting, announced a lessening of its Quantitative Easing (QEIII) program with a $10 billion reduction in security purchases. The Federal Reserve stressed that this is a program of tapering, not tightening of monetary policy, and that reductions in short-

term interest rates will occur only after the Quantitative Easing program has ended. The pace of bond purchase reductions will be “data dependent” and not on a preset schedule. The economic growth outlook has improved since the December decision to taper. Now that the taper has begun, the threshold for pausing is likely nearly as great as the threshold for beginning the taper in the first place. The departure of Federal Reserve Chair Bernanke and the arrival of new Chair Yellen are unlikely to result in a significant change in the direction or pace of policy. We continue to watch the economic data closely to gauge the expected changes in the Federal Reserve’s Quantitative Easing program. Based on how stocks traded in 2013 and the growth in the economy, it appears that both can handle higher interest rates at a measured pace.

Interest rates increased during 2013 in response to improving economic growth and Federal Reserve policy actions. The benchmark 10 year U.S. Treasury note ended the year with a yield of 3.02% after reaching a low yield of 1.63% on May 2, 2013, beginning the year at 1.75%. This interest rate movement resulted in negative returns for the majority of fixed income investments for the year. Exceptions were noted in the high yield sector and floating-rate loans, which experienced positive price movement as investors searched for higher yields in this extended period of low interest rates.

The Funds experienced a combined net inflow for the year of $2.8 million. This represents the sixth consecutive year of net inflows. The Government Bond Fund, West Virginia Municipal Bond Fund, and the Balanced Fund all experienced inflows for the year while the Growth Fund and Small Company Growth Fund experienced outflows. Industry fund flows began to favor equity funds as the year progressed, but investor’s longer term pattern of moving from equity funds to fixed income funds continues. Total Fund assets increased $104.0 million, or 13.06%, ending the year at a record $900.2 million.

As always, we thank you for your investment in our Funds and look forward to serving your investment needs for years to come. We invite you to visit our website www.wesmarkfunds. com for additional information on the WesMark Funds.

Sincerely,

David B. Ellwood, CFA

President, WesMark Funds

Performance data quoted represents past performance which is no guarantee of future results.

www.wesmarkfunds.com

December 31, 2013 » Annual Report

Management’s Discussion of Fund Performance
WesMark Small Company Growth Fund	December 31, 2013 (Unaudited)

In our view, 2013 could be categorized as a muddle through economy and grind higher markets. The overall economic picture continued to expand during the year, albeit at a slightly slower pace than the historical average. U.S. Gross Domestic Product (GDP) rose 2.7% in 2013, compared to the 2.0% increase reported in 2012. Most of the improvement in GDP came in the second half of 2013, as many of the economic headwinds moderated. The final two quarters saw growth accelerate, up 4.1% and 3.2% for the third and fourth quarters, respectively. Furthermore, improving economic conditions in Europe and Japan helped push many domestic equity indexes to new all-time highs and double-digit gains for the full year. Against this backdrop, the WesMark Small Company Growth Fund posted total return of 39.95% compared to the increase of 38.82% reported by Russell 2000 Index and 36.83% increase for the Lipper Small-Cap Core Fund category.

The Fund’s relative outperformance for the period can be attributed to a combination of sector allocation decisions and stock selection. Throughout 2013, we were consistently overweight the Industrial sector. Improving domestic demand and a rebound in international markets facilitated this sector’s outperformance against the broad benchmark. Additionally, stock selection in this sector helped overall performance, as more than 60% of our Industrial holdings posted gains that were better than the sector returns led by strong returns in Aaon Inc., United Rental Inc., Lennox International, Chicago Bridge and Iron, Moog Inc., and Hexcel. The latter four holdings were among the top 10 holdings in terms of overall size for the Fund throughout the year. Despite being an equal weight to the benchmark, the Fund’s Consumer Staples stocks produced the strongest total returns, up nearly double the Russell 2000 Index performance for the period. While our decision to overweight the Information Technology was the right thesis, stock selection hampered performance. Our holdings in this sector increased 31.1%, compared to the sector benchmark’s gain of 44.4%.

We began 2013 significantly underweight in the Consumer Discretionary sector; however, we diligently increased the weighting throughout the year. This resulted in strong performance in our holdings, but results that were slightly under the sector benchmark returns. Our holdings in Buffalo Wild Wings, Jaden Corp., Lithia Motors and others in this sector, posted a total return of 42.7%, slightly underperforming the Consumer Discretionary Index gain of 44.7%.

One of the biggest detractors from the portfolio’s performance in the fiscal year came from the Materials sector. Over this period our underweight of the sector compared to the Russell 2000 was the correct thesis, yet our stock selection proved to be lackluster. Our holdings increased 6.7%, while the sector benchmark rose 34.5%.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

2	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2013 (Unaudited)	WesMark Small Company Growth Fund

GROWTH of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund (the “Fund”) from December 31, 2003 to December 31, 2013, compared to the Russell 2000® Index (“Russell 2000”)** and the Lipper Small Cap Core Funds Average (“LSCCFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2013

1 Year	5 Years	10 Years
39.95%	19.64%	8.59%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial markets have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Small-company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000® and LSCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The Russell 2000® is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2013	3

Management’s Discussion of Fund Performance
WesMark Growth Fund	December 31, 2013 (Unaudited)

The WesMark Growth Fund provided a total return of 34.92% for the year ended December 31, 2013 as compared to the Lipper Large-Cap Core Funds Average of 31.34%, placing the Fund in the top quartile of the Lipper Large-Cap Core Funds peer group, and in the 15th percentile, for the year, out of a universe of 918 funds in the Lipper Large Cap Core Funds average, based on total returns. The Fund’s total return exceeded that of the equity benchmark Standard & Poor’s 500®, which had a total return for the year of 32.36%. Our investment in high-quality growth companies with sustainable, projected, above-average earnings growth outlooks and executable strategies should allow us to maintain competitive rates of return over the long term.

Domestic equity returns provided unexpectedly strong results in 2013 given the environment of higher income taxes, fiscal policy drag and rising interest rates. But an improving economic outlook for the U.S., as well as improvement in Europe and Japan, all served to propel domestic equity markets to record levels. The advance in equity prices was broad based as all industry sectors within the Standard & Poor’s 500® experienced positive returns. Volatility was significantly reduced from 2012, as measured by the CBOE (Chicago Board Options Exchange) Volatility Index more commonly known as the VIX Index. Most central banks around the world, including the United States Federal Reserve, continued to provide significant amounts of liquidity in an effort to keep interest rates low and provide further stimulus to economic growth. These record low interest rates began to increase during the year in response to a greater acceptance that the domestic economy’s improvement continues to gain traction, and at an accelerating pace. Quite simply, our view remains that stock prices and interest rates are rising because the economy is getting better.

Industrials represented 20.4% of the portfolio at year end and had a strong positive contribution with a total return of +57.1%. The portfolio included aerospace and defense contractor Boeing which realized a total return of +84.8%, engineering and construction company Chicago Bridge & Iron, +79.9%, and Southwest Airlines appreciating 84.3%. Exposure to Consumer Discretionary ended the year at 8.1% of the total portfolio and provided the second largest absolute sector return after industrials. The sector benefited from strong consumer spending as the consumer responded positively to higher real estate and equity prices as well as the slowly improving job market. Performance of note was found with CBS Corp. and Walt Disney Company. Ford Motor Company’s total return lagged the sector, and the broad market, as investors became concerned late in the year that margins were nearing peak levels and that the competitive environment was intensifying. The energy sector, representing 7.7% of the portfolio, provided a return of 43.7% led by small cap exploration and production companies Carrizo Gas & Oil which saw its stock price more than double during the year. Cimarex Energy Company and Pioneer Natural Resources provided total returns of 83.0% and 72.8%, respectively. These companies, and others like them, are benefitting from the expansion in domestic energy production. The Fund’s investments in information technology failed to provide returns that exceeded benchmarks as disappointing results from long-time holding Apple as well as from Broadcom Corp., F5 Networks, and EMC Corp. served to more than offset the success of Avago Technologies and Google Inc.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total returns with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1- year periods, the Growth Fund was ranked 409 out of 516, 415 out of 764, 724 out of 829, and 132 out of 918 in the Large Cap Core Funds category. Lipper does not guarantee the accuracy of the information. Lipper rankings are not intended to predict future results.

4	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2013 (Unaudited)	WesMark Growth Fund

GROWTH of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the “Fund”) from December 31, 2003 to December 31, 2013, compared to the Standard and Poor’s 500® Index (“S&P 500”)** and Lipper Large Cap Core Funds Average (“LLCC”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2013

1 Year	5 Years	10 Years
34.92%	16.49%	6.05%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.15%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial markets have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500® and LLCC have been adjusted to reflect reinvestment of dividends on securities in the indexs and averages.

**

The S&P 500® is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2013	5

Management’s Discussion of Fund Performance
WesMark Balanced Fund	December 31, 2013 (Unaudited)

The WesMark Balanced Fund provided a total return of 13.57% for the twelve month period ended December 31, 2013 as compared to the Lipper Balanced Fund Average of 15.41%, placing the Fund in the third quartile for the year, out of a universe of 687 funds in the Lipper Balanced Funds average, based on total returns. The Fund seeks to provide more consistent returns over time by allocating its assets among fixed income and equity securities. The asset allocation at year end was 32.84% fixed income, 1.36% preferred equity, 60.85% common equity, and 4.95% cash equivalents. The Fund maintained a short maturity fixed income structure, and focused on high quality fixed income securities, as interest rates increased during the year and the yield curve steepened in response to improving global economic growth and expectations that the Federal Reserve would begin to alter their accommodative monetary policy stance. By and large, fixed income returns were negative for the year ended December 31, 2013 with the Barclays Government Credit Index having a -2.4% total return. Municipal debt, which represented 6.1% of the total portfolio, also experienced negative total returns for the year as measured by the Lipper Intermediate Municipal Fund Index which had a -1.7% total return. The Fund’s investment in municipal debt consists of Build America Bonds issued under the 2009 American Recovery and Reinvestment Act. These securities experienced price declines in response to extraordinary redemption provisions that allow the bonds to be called if the federal interest subsidies are reduced. The credit quality was not compromised as a result of this action but the markets unwillingness to look beyond the potential call negatively impacted pricing. As interest rates increased and the opportunity to refinance was diminished, pricing for Build America Bonds improved. We remained on the shorter end of the yield curve recognizing that as the Quantitative Easing program is reduced, and eventually eliminated, interest rates will likely increase. The Fund’s corporate bond portfolio provided a higher total return than the other sectors of the fixed income portfolio as performance improved as you moved down the credit quality spectrum. All fixed income securities remain rated investment grade (AAA, AA, A, BBB or the equivalent) by a Nationally Recognized Statistical Rating Organization (NRSRO).

Domestic equity markets enjoyed strong positive price movement over the past 12 months in response to improving economic conditions, primarily in the U.S. but also in Europe and Japan. This was in part offset by decelerating growth in select emerging market economies. The Standard & Poor’s 500® total return for the year was 32.4%. The equity performance was broad based, with all sectors of the Standard & Poor’s 500® having positive total returns. Volatility was significantly reduced from 2012, as measured by the CBOE Volatility Index more commonly known as the VIX Index. The domestic equity sector of the Fund had a total return of 28.7%. Those stocks within the Standard & Poor’s 500® identified as Growth outperformed those identified as Value. The Fund’s primary focus was on value stocks, in part defined as dividend paying common equities. In this manner the Fund sought to identify not just those companies with a high current yield but those companies with the financial capacity to consistently increase their dividend. Given our focus on stability and predictability, a fast-rising market is not when we would expect to outperform the benchmark. The yield available from the equity markets continues to remain attractive versus available yields in the fixed income markets.

Strong performance in the equity portfolio was realized from industrials, health care, and materials. These three sectors represented 30.2% of the equity portfolio. Positive contributors of note include commercial aircraft manufacturer Boeing +84.6%, construction and engineering company Chicago Bridge & Iron +79.9%, and aerospace and defense conglomerate Honeywell +47.0%, within the industrials. Healthcare companies Bristol-Myers Squibb (pharmaceuticals) and McKesson (medical product distribution), both provided total returns in excess of 60%, and within materials chemical giants DuPont and Dow total returns exceeded 40%.

While generally pleased with the performance of most companies in the portfolio there are those sectors and companies that were detractors from performance. The energy sector continued to be challenging with strong returns from the integrated producers and weak returns from equipment and service companies held in the Fund. The portfolio’s allocation to energy was 6.9% and provided a total return of 17.1%. Information Technology provided above market performance from Google, Microsoft, and Texas Instruments with disappointing results from Broadcom Corp., Cisco Systems, and International Business Machines which carried the distinction of being the only component of the Dow Jones Industrial Average with a negative total return for 2013. A rapidly evolving technology environment has resulted in relatively weak performance from those thought to have a slowing pace of innovation. The quick product cycles and intense competition make it difficult for a company to maintain a long-term competitive advantage.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

Lipper, Inc., a Reuters company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. For the 10-, 5-, 3-, and 1-year periods, the Balanced Fund was ranked 219 out of 320, 381 out of 600, 292 out of 635, and 461 out of 687 as of 12/31/13 in the Balanced Funds category. Lipper does not guarantee the accuracy of this information. Lipper rankings are not intended to predict future results.

6	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2013 (Unaudited)	WesMark Balanced Fund

GROWTH of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the “Fund”) from December 31, 2003 to December 31, 2013, compared to the Standard and Poor’s 500® Index (“S&P 500”)**, the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)***, the Lipper Balanced Funds Average (“LBFA”) ††, and a combined index consisting of 60% S&P 500® and 40% BCIGCI (“Balanced Composite Index”)†.

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2013

1 Year	5 Years	10 Years
13.57%	11.62%	5.52%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.30%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Recent positive returns in certain financial markets have helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500®, BCIGCI, LBFA, and Balanced Composite Index have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The S&P 500® is not adjusted to reflect sales charge, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, it is not affected by cash flows. It is not possible to invest directly in an index.

***

The BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

†

The Balanced Composite Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The Balanced Composite Index is an unmanaged index, comprised 60% S&P 500® and 40% BCIGCI, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.

††

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2013	7

Management’s Discussion of Fund Performance
WesMark Government Bond Fund	December 31, 2013 (Unaudited)

The WesMark Government Bond Fund provided a total return of - 3.53% for the calendar year 2013. The Lipper General U.S. Government Funds return was -3.68% for the same period. The duration of the securities held in the fund was 4.45 years on December 31, 2012 and was 5.28 years on December 31, 2013. During the report period, Fund management’s modest extension of duration was an effort to support the dividend yield during the current low interest rate environment. The 30-day SEC yield on the Fund as of December 31, 2013 was 1.86% compared to a 30-day SEC yield of 1.65% on December 31, 2012. The distribution yield of the Fund on December 31, 2013 was 1.85% compared to 2.16% on December 31, 2012.

During the report period, the rate of inflation experienced a more modest increase as compared to the previous year. The Consumer Price Index increased 1.5% in 2013 as compared to 1.7% in 2012. The Federal Reserve’s preferred measure of inflation, the PCE (Personal Consumption Expenditure) price deflator, increased 1.2% in the report period. Within the report period, nonfarm payrolls increased at an average monthly rate of 182,000 with the unemployment rate at the end of the reporting period being 6.7%, as compared to 7.8% at the end of the previous year. At the end of the reporting period the labor participation rate had declined to 62%. For 2013, the Gross Domestic Product increased 2.7%, on a quarter over quarter basis, after a 2.0% increase in 2012. For 2013 federal government spending declined 5.1%.

As a result of the Budget Control Act of 2011, in order to address the federal budget deficit, automatic across the board spending sequestration was to commence on January 2, 2013. The American Taxpayer Relief Act of 2012 delayed the implementation until March 1, 2013. The reduction in spending authority was approximately $85.4 billion in fiscal year 2013. The spending cuts were evenly allocated between defense and non-defense categories. Certain programs such as Social Security, Medicaid, federal pensions and veteran’s benefits were exempt. Non-defense discretionary spending was reduced by 7.8% and defense spending was reduced by 10%. As a result of the sequestration and the government’s 16 day partial shutdown due to reaching the debt ceiling, Gross Domestic Product for 2013 experienced a 1 3⁄4 point fiscal drag.

During the report period, the Affordable Care Act was implemented. In addition, Congress approved a number of new tax measures. Individual marginal tax rates were maintained with the establishment of a new tax rate of 39.6% imposed on taxable income over $400,000 for single filers and $450,000 for married filing jointly. There will continue to be favored treatment for capital gains and qualified dividends with a 20% rate applied to the top income bracket.

The personal exemption and itemized deduction phase out was reinstated at a higher threshold of $250,000 for single taxpayers and $300,000 for married taxpayers filing jointly. Net investment income, which includes dividends, interest, and capital gain, is subject to a new 3.8% Medicare tax if adjusted gross income exceeds $200,000 for single and $250,000 for joint filers. The exemption amount for Alternative Minimum Tax (AMT) on individuals was permanently indexed for inflation. The Social Security payroll tax was reinstated to 6.2% from 4.2%.

In 2012, in its on-going effort to reduce interest rates, the Federal Reserve implemented Quantitative Easing III. This open-ended commitment was to purchase $40 billion of U.S. Government Agency mortgage backed securities and $45 billion of longer dated U.S. Treasury Securities per month. These commitments would continue until the unemployment rate reached 6.5% with an inflation parameter of 2% to 2.5%. After much speculation in the marketplace as to the timing and amount of change, at the December 2013 meeting the Federal Reserve announced it would begin tapering its asset purchase program by $10 billion per month. Further reductions in the program would continue to be data dependent and not on a pre-set schedule. The Fed stressed this is a program of tapering, not tightening, and it would maintain the Federal Funds rate near zero through 2015.

The 10 year U.S. Treasury Note began the period with a yield of 1.75% and ended the period at 3.02%. The low was on May 2, 2013 at 1.63%. The 2 year to 10 year spread ended the year at +2.64%.

Mortgage securities guaranteed by Fannie Mae and Freddie Mac represented 66.4% of the Fund on December 31, 2013 as compared to 65.6% of the Fund on December 31, 2012. Fannie Mae and Freddie Mac guaranteed mortgage pools comprised 17.6% of the fund while CMO’s (Collateralized Mortgage Obligation) collateralized by Fannie Mae or Freddie Mac comprised of 48.8%. The average interest rate for the mortgage pool was 4.19% while the average interest rate for the CMO’s was 2.11%. Federal Agency Securities and U.S. Treasury Securities accounted for 6.2% and 4.2% respectively. Taxable municipal bonds represented 18.7% of the fund on December 31, 2013 compared to 20.7% on December 31, 2012. Of the taxable municipal securities 66% were callable. The average interest rate of the taxable municipal securities was 5.19% on December 31, 2013.

The net investment income dividend per share for 2013 was $0.2004 as compared to $0.2113 per share in 2012.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

8	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2013 (Unaudited)	WesMark Government Bond Fund

GROWTH of $10,000 invested in WesMark Government Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Government Bond Fund (the “Fund”) from December 31, 2003 to December 31, 2013, compared to the Barclays Capital Intermediate U.S. Government/Credit Index (“BCIGCI”)**,the Lipper Intermediate U.S. Government Funds Average (“LIGFA”)***, and the Lipper General U.S. Government Funds Average (“LGUS”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2013

1 Year	5 Years	10 Years
-3.53%	2.21%	3.12%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGCI, LIGFA, and the LGUS have been adjusted to reflect reinvestment of dividends on securities in the index and averages.

**

The BCIGCI is an unmanaged market value weighted performance index for government and corporate fixed rate debt issues with maturities between one and ten years. BCIGCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2013	9

Management’s Discussion of Fund Performance
WesMark West Virginia Municipal Bond Fund	December 31, 2013 (Unaudited)

The WesMark West Virginia Municipal Bond Fund had a total return of -2.58% for calendar year 2013. The fund’s peer benchmark, the Lipper Intermediate Municipal Debt Fund, average return was - 2.18% for the same period. The duration of the Fund was 5.8 years as of December 31, 2013 compared to 5.24 years as of December 31, 2012. The net investment income dividend (excluding capital gain distributions) was $0.27 per share for the report period compared to $0.30 per share for the prior year report period. Approximately 94.36% of the dividend was derived from West Virginia Municipal securities and was exempt from federal and state income tax for West Virginia residents. The portfolio did not contain any securities subject to the Alternative Minimum Tax. At the end of the report period, 87.79% of the portfolio securities were rated BBB or higher with 10.66% rated AAA.

In 2013 there were 29 negotiated new bond issues of West Virginia Municipal debt securities. Two of the issues, West Virginia University ($210 million) and United Hospital ($211 million) accounted for more in par value than the other 27 issues combined. West Virginia did not have any competitive new debt issues in 2013.

With the limited scale of new issuance and disproportionate demand, West Virginia Municipal securities did not experience the dramatic price volatility as more leveraged state’s municipal debt securities. The state of West Virginia General Obligation Bonds retained their Aa1 rating by Moody’s and AA by S&P, unchanged from the previous year. The state of West Virginia ended the reporting period with an unemployment rate of 5.9% down from 7.5% at the end of the prior year reporting period.

During the report period, the rate of inflation experienced a more modest increase as compared to the previous year. The Consumer Price Index increased 1.5% in 2013 as compared to 1.7% in 2012. The Federal Reserve’s preferred measure of inflation, the PCE deflator, increased 1.2% in the report period. Within the report period, nonfarm payrolls increased at an average monthly rate of 182,000 with the unemployment rate at the end of the reporting period being 6.7%, as compared to 7.8% at the end of the previous year. At the end of the reporting period the labor participation rate had declined to 62%. For 2013, the Gross Domestic Product increased 2.7%, on a quarter over quarter basis, after a 2.0% increase in 2012. For 2013 federal government spending declined 5.1%.

As a result of the Budget Control Act of 2011, in order to address the federal budget deficit, automatic across the board spending sequestration was to commence on January 2, 2013. The American Taxpayer Relief Act of 2012 delayed the implementation until March 1, 2013. The reduction in spending authority was approximately

$85.4 billion in fiscal year 2013. The spending cuts were evenly allocated between defense and non-defense categories. Certain programs such as Social Security, Medicaid, federal pensions and veteran’s benefits were exempt. Non-defense discretionary spending was reduced by 7.8% and defense spending was reduced by 10%. As a result of the sequestration and the government’s 16 day partial shutdown due to reaching the debt ceiling, Gross Domestic Product for 2013 experienced a 1 3⁄4 point fiscal drag.

During the report period, the Affordable Care Act was implemented. In addition, Congress approved a number of new tax measures. Individual marginal tax rates were maintained with the establishment of a new tax rate of 39.6% imposed on taxable income over $400,000 for single filers and $450,000 for married filing jointly. There will continue to be favored treatment for capital gains and qualified dividends with a 20% rate applied to the top income bracket.

The personal exemption and itemized deduction phase out was reinstated at a higher threshold of $250,000 for single taxpayers and $300,000 for married taxpayers filing jointly. Net investment income, which includes dividends, interest, and capital gain, is subject to a new 3.8% Medicare tax if adjusted gross income exceeds $200,000 for single and $250,000 for joint filers. The exemption amount for Alternative Minimum Tax (AMT) on individuals was permanently indexed for inflation. The Social Security payroll tax was reinstated to 6.2% from 4.2%.

In 2012, in its on-going effort to reduce interest rates, the Federal Reserve implemented Quantitative Easing III. This open-ended commitment was to purchase $40 billion of U.S. Government Agency mortgage backed securities and $45 billion of longer dated U.S. Treasury Securities per month. These commitments would continue until the unemployment rate reached 6.5% with an inflation parameter of 2% to 2.5%. After much speculation in the marketplace as to the timing and amount of change, at the December 2013 meeting the Federal Reserve announced it would begin tapering its asset purchase program by $10 billion per month. Further reductions in the program would continue to be data dependent and not on a pre-set schedule. The Fed stressed this is a program of tapering, not tightening, and it would maintain the Federal Funds rate near zero through 2015.

The 10 year U.S. Treasury Note began the period with a yield of 1.75% and ended the period at 3.02%. The low was on May 2, 2013 at 1.63%. The 2 year to 10 year spread ended the year at +2.64%.

With the increase in interest rates during the report period, the net asset value per share of the WesMark West Virginia Municipal Bond Fund declined, as there is an inverse relationship between the direction of change in interest rates and the price movement of fixed income securities. The net asset value per share of the WesMark West Virginia Municipal Bond Fund ended 2013 at $10.16, compared to $10.72 at the beginning of the year.

Also see Glossary of Terms on page 62.

Performance data quoted represents past performance which is no guarantee of future results.

10	www.wesmarkfunds.com

Management’s Discussion of Fund Performance
December 31, 2013 (Unaudited)	WesMark West Virginia Municipal Bond Fund

GROWTH of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the “Fund”) from December 31, 2003 to December 31, 2013, compared to the Barclays Capital Municipal Bond 5 Year Total Return Index (“BCM5I”)**, and the Lipper Intermediate Municipal Debt Funds Average (“LIMDFA”).***

AVERAGE ANNUAL TOTAL RETURN for the periods ended December 31, 2013

1 Year	5 Years	10 Years
-2.58%	4.29%	2.84%

Total Annual Fund Operating Expense (as of most current Prospectus): 1.07%

Total Annual Fund Operating Expense After Fee Waiver (as of most current Prospectus): 0.97%

The Adviser has agreed to keep this waiver in place through the later of (the “Termination Date”): (a) February 28, 2014; or (b) the date of the Fund’s next effective Prospectus. This arrangement may only be terminated prior to the Termination Date with the agreement of the Fund’s Board of Trustees.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance and after-tax returns call 1-800-864-1013. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

*

Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCM5I and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**

The BCM5I is an unmanaged market value weighted performance index for major municipal bonds of all quality ratings with an average maturity of approximately five years. BCM5I is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. It is not possible to invest directly in an average.

Annual Report | December 31, 2013	11

Portfolio of Investments Summary Table
WesMark Small Company Growth Fund	December 31, 2013 (Unaudited)

At December 31, 2013, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	91.7%

EXCHANGE TRADED FUNDS	4.2%

SHORT-TERM INVESTMENTS(2)	3.9%

OTHER ASSETS AND LIABILITIES - NET(3)	0.2%

TOTAL PORTFOLIO	100.0%

At December 31, 2013, the Fund’s Sector Composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Industrials	30.2%

Information Technology	17.5%

Health Care	11.6%

Financials	10.0%

Consumer Discretionary	8.5%

Energy	6.0%

Exchange Traded Funds	4.2%

Consumer Staples	3.0%

Utilities	2.5%

Materials	2.4%

Equity Portfolio Sub-Total	95.9%

Short-Term Investments(2)	3.9%

Other Assets and Liabilities - Net(3)	0.2%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

12	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark Small Company Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-91.7%
CONSUMER DISCRETIONARY-8.5%
	Apparel Retail-3.9%
55,000	Chico’s FAS, Inc.	$1,036,200
62,000	Foot Locker, Inc.	2,569,280

		3,605,480
	Automotive Retail-1.3%
18,000	Lithia Motors, Inc., Class A	1,249,560

	Housewares & Specialties-2.5%
37,500	Jarden Corp.(1)	2,300,625

	Restaurants-0.8%
3,000	Buffalo Wild Wings, Inc.(1)	441,600
1,750	Panera Bread Co., Class A(1)	309,208

		750,808

TOTAL CONSUMER DISCRETIONARY		7,906,473

CONSUMER STAPLES-3.0%
	Brewers-2.1%
8,000	The Boston Beer Co., Inc.,
	Class A(1)	1,934,320

	Packaged Foods & Meats-0.9%
36,200	WhiteWave Foods Co., Class A(1)	830,428

TOTAL CONSUMER STAPLES		2,764,748

ENERGY-6.0%
	Oil & Gas Drilling-0.4%
6,900	Atwood Oceanics, Inc.(1)	368,391

	Oil & Gas Equipment & Services-0.2%
7,100	Superior Energy Services, Inc.	188,931

	Oil & Gas Exploration & Production-4.4%
54,000	Carrizo Oil & Gas, Inc.(1)	2,417,580
5,000	Rex Energy Corp.(1)	98,550
12,000	Rosetta Resources, Inc.(1)	576,480
7,500	SM Energy Co.	623,325
5,000	Whiting Petroleum Corp.(1)	309,350

		4,025,285
	Oil & Gas Refining & Marketing-1.0%
16,500	Tesoro Corp.	965,250

TOTAL ENERGY		5,547,857

FINANCIALS-10.0%
	Asset Management & Custody Banks-1.9%
15,000	Cohen & Steers, Inc.	600,900
66,000	WisdomTree Investments, Inc.(1)	1,168,860

		1,769,760

Shares/Principal Amount		Value
	Consumer Finance-0.5%
9,000	Portfolio Recovery Associates, Inc.(1)	$475,560

	Investment Banking & Brokerage-2.4%
45,900	Stifel Financial Corp.(1)	2,199,528

	Property & Casualty Insurance-1.5%
6,500	Allied World Assurance Co.
	Holdings AG	733,265
22,500	First American Financial Corp.	634,500

		1,367,765
	Regional Banks-3.7%
20,000	Banner Corp.	896,400
105,000	Cardinal Financial Corp.	1,890,000
10,000	UMB Financial Corp.	642,800

		3,429,200

TOTAL FINANCIALS		9,241,813

HEALTH CARE-11.6%
	Biotechnology-2.8%
35,000	Cubist Pharmaceuticals, Inc.(1)	2,410,450
2,700	Medivation, Inc.(1)	172,314

		2,582,764
	Health Care Equipment-4.2%
25,000	Analogic Corp.	2,214,000
35,000	Insulet Corp.(1)	1,298,500
15,000	SurModics, Inc.(1)	365,850

		3,878,350
	Health Care Services-1.9%
20,000	Covance, Inc.(1)	1,761,200

	Health Care Supplies-2.2%
11,500	Align Technology, Inc.(1)	657,225
30,000	Neogen Corp.(1)	1,371,000

		2,028,225
	Pharmaceuticals-0.5%
5,000	Salix Pharmaceuticals, Ltd.(1)	449,700

TOTAL HEALTH CARE		10,700,239

INDUSTRIALS-30.2%
	Aerospace & Defense-8.4%
75,000	Hexcel Corp.(1)	3,351,750
65,500	Moog, Inc., Class A(1)	4,450,070

		7,801,820
	Airlines-2.2%
19,000	Allegiant Travel Co.	2,003,360

	Building Products-4.7%
42,000	AAON, Inc.	1,341,900
27,000	Lennox International, Inc.	2,296,620
30,000	Masco Corp.	683,100

		4,321,620

Annual Report | December 31, 2013	13

Portfolio of Investments
WesMark Small Company Growth Fund	December 31, 2013

Shares/Principal Amount		Value
	Construction & Engineering-8.7%
55,200	Chicago Bridge & Iron Co., N.V.	$4,589,328
10,000	MasTec, Inc.(1)	327,200
101,000	Quanta Services, Inc.(1)	3,187,560

		8,104,088
	Electronics-1.4%
20,000	OSI Systems, Inc.(1)	1,062,200
14,000	Zygo Corp.(1)	206,920

		1,269,120
	Industrial Machinery-0.7%
7,000	Chart Industries, Inc.(1)	669,480

	Miscellaneous Manufacturing-0.8%
20,000	Actuant Corp., Class A	732,800

	Trading Companies & Distributors-2.1%
25,000	United Rentals, Inc.(1)	1,948,750

	Trucking-1.2%
15,500	Ryder System, Inc.	1,143,590

TOTAL INDUSTRIALS		27,994,628

INFORMATION TECHNOLOGY-17.5%
	Application Software-2.7%
30,000	Bottomline Technologies, Inc.(1)	1,084,800
3,850	Concur Technologies, Inc.(1)	397,243
35,000	Netscout Systems, Inc.(1)	1,035,650

		2,517,693
	Computer Hardware-0.8%
22,500	NCR Corp.(1)	766,350

	Data Processing & Outsourced Services-2.8%
24,000	Heartland Payment Systems, Inc.	1,196,160
15,000	Syntel, Inc.	1,364,250

		2,560,410
	Electronic Manufacturing Services-0.8%
30,000	Benchmark Electronics, Inc.(1)	692,400

	Internet Software & Services-2.4%
20,000	Blucora, Inc.(1)	583,200
10,000	j2 Global, Inc.	500,100
20,000	Trulia, Inc.(1)	705,400
19,500	ValueClick, Inc.(1)	455,715

		2,244,415
	Semiconductor Equipment-2.6%
79,400	Teradyne, Inc.(1)	1,399,028
33,000	Ultratech, Inc.(1)	957,000

		2,356,028
	Semiconductors-2.8%
13,500	Cree, Inc.(1)	844,695

Shares/Principal Amount		Value
4,800	First Solar, Inc.(1)	$262,272
137,500	LSI Corp.	1,515,250

		2,622,217
	Systems Software-2.6%
30,000	MICROS Systems, Inc.(1)	1,721,100
30,000	Qualys, Inc.(1)	693,300

		2,414,400

TOTAL INFORMATION TECHNOLOGY		16,173,913

MATERIALS-2.4%
	Diversified Metals & Mining-0.7%
18,000	US Silica Holdings, Inc.	613,980

	Forest Products-1.7%
87,800	Louisiana-Pacific Corp.(1)	1,625,178

TOTAL MATERIALS		2,239,158

UTILITIES-2.5%
	Electric Utilities-2.5%
24,500	ITC Holdings Corp.	2,347,590

TOTAL UTILITIES		2,347,590

TOTAL COMMON STOCKS

(Cost $47,965,424)		84,916,419

EXCHANGE TRADED FUNDS-4.2%
15,000	iShares® Russell 2000® Growth Index ETF	2,032,650
16,000	iShares® Russell 2000® Index ETF	1,844,960

TOTAL EXCHANGE TRADED FUNDS

(Cost $2,889,108)		3,877,610

SHORT TERM INVESTMENTS-3.9%
	Mutual Funds-3.9%
3,606,911	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	3,606,911

TOTAL SHORT TERM INVESTMENTS

(Cost $3,606,911)		3,606,911

TOTAL INVESTMENTS-99.8% (Cost $54,461,443)		92,400,940
OTHER ASSETS AND LIABILITIES-NET(2) -0.2%		164,914

NET ASSETS-100.0%		$92,565,854

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Portfolio of Investments
December 31, 2013	WesMark Small Company Growth Fund

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	:	The categories of investments are shown as a percentage of net assets at December 31, 2013.

The following acronyms are used throughout this portfolio:

AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ETF	-	Exchange Traded Fund.
Ltd.	-	Limited.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	15

Portfolio of Investments Summary Table
WesMark Growth Fund	December 31, 2013 (Unaudited)

At December 31, 2013, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	99.3%

SHORT-TERM INVESTMENTS(2)	0.6%

OTHER ASSETS AND LIABILITIES - NET(3)	0.1%

TOTAL PORTFOLIO	100.0%

At December 31, 2013, the Fund’s Sector Composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Industrials	21.2%

Financials	18.3%

Information Technology	17.8%

Health Care	13.1%

Consumer Discretionary	9.8%

Consumer Staples	9.3%

Energy	7.7%

Materials	2.1%

Equity Portfolio Sub-Total	99.3%

Short-Term Investments(2)	0.6%

Other Assets and Liabilities	0.1%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

16	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark Growth Fund

Shares/Principal Amount		Value
COMMON STOCKS-99.3%
CONSUMER DISCRETIONARY-9.8%
	Apparel Retail-0.9%
25,000	The Gap, Inc.	$977,000
33,000	TJX Cos., Inc.	2,103,090

		3,080,090
	Auto Parts & Equipment-2.2%
100,000	Delphi Automotive PLC	6,013,000
30,000	Johnson Controls, Inc.	1,539,000

		7,552,000
	Automobile Manufacturers-0.7%
150,000	Ford Motor Co.	2,314,500

	Broadcasting-1.8%
100,000	CBS Corp., Class B	6,374,000

	Cable & Satellite-0.4%
25,000	Comcast Corp., Class A	1,299,125

	Department Stores-2.0%
100,000	Macy’s, Inc.	5,340,000
25,000	Nordstrom, Inc.	1,545,000

		6,885,000
	Movies & Entertainment-1.8%
80,000	The Walt Disney Co.	6,112,000

TOTAL CONSUMER DISCRETIONARY		33,616,715

CONSUMER STAPLES-9.3%
	Distillers & Vintners-1.2%
30,000	Diageo PLC, ADR	3,972,600

	Drugs Retail-2.6%
125,000	CVS Caremark Corp.	8,946,250

	Food Retail-1.8%
75,000	Mondelez International, Inc., Class A	2,647,500
62,000	Whole Foods Market, Inc.	3,585,460

		6,232,960
	Packaged Foods & Meats-1.8%
50,000	General Mills, Inc.	2,495,500
22,000	Mead Johnson Nutrition Co.	1,842,720
25,000	Nestle SA, ADR	1,839,750

		6,177,970
	Soft Drinks-1.9%
160,000	The Coca-Cola Co.	6,609,600

TOTAL CONSUMER STAPLES		31,939,380

ENERGY-7.7%
	Oil & Gas Drilling-0.4%
25,000	Ensco PLC, Class A	1,429,500

Shares/Principal Amount		Value
	Oil & Gas Equipment & Services-0.5%
21,000	National Oilwell Varco, Inc.	$1,670,130

	Oil & Gas Exploration & Production-6.1%
100,000	Carrizo Oil & Gas, Inc.(1)	4,477,000
15,000	Cimarex Energy Co.	1,573,650
40,000	ConocoPhillips	2,826,000
40,500	Continental Resources, Inc.(1)	4,557,060
20,000	EQT Corp.	1,795,600
10,000	Pioneer Natural Resources Co.	1,840,700
15,000	Rosetta Resources, Inc.(1)	720,600
80,000	Southwestern Energy Co.(1)	3,146,400

		20,937,010
	Oil & Gas Refining & Marketing-0.7%
45,000	Valero Energy Corp.	2,268,000

TOTAL ENERGY		26,304,640

FINANCIALS-18.3%
	Asset Management & Custody Banks-2.8%
265,000	Invesco, Ltd.	9,646,000

	Consumer Finance-2.9%
110,000	American Express Co.	9,980,300

	Diversified Banks-3.6%
30,000	The Toronto-Dominion Bank	2,827,200
210,000	Wells Fargo & Co.	9,534,000

		12,361,200
	Investment Banking & Brokerage-1.8%
200,000	Morgan Stanley	6,272,000

	Property & Casualty Insurance-2.3%
75,000	ACE, Ltd.	7,764,750

	Regional Banks-3.5%
150,000	BB&T Corp.	5,598,000
300,000	Fifth Third Bancorp	6,309,000

		11,907,000
	Specialized REITS-1.4%
100,000	Plum Creek Timber Co., Inc.	4,651,000

TOTAL FINANCIALS		62,582,250

HEALTH CARE-13.1%
	Biotechnology-3.2%
35,000	Amgen, Inc.	3,995,600
30,000	Celgene Corp.(1)	5,068,800
24,000	Gilead Sciences, Inc.(1)	1,803,600

		10,868,000
	Health Care Equipment-1.3%
25,000	Baxter International, Inc.	1,738,750

Annual Report | December 31, 2013	17

Portfolio of Investments
WesMark Growth Fund	December 31, 2013

Shares/Principal Amount		Value
40,000	Covidien PLC	$2,724,000

		4,462,750
	Managed Health Care-1.3%
60,000	UnitedHealth Group, Inc.	4,518,000

	Pharmaceuticals-7.3%
100,000	Abbott Laboratories	3,833,000
35,000	Allergan, Inc.	3,887,800
100,000	Johnson & Johnson	9,159,000
135,000	Merck & Co., Inc.	6,756,750
40,000	Zoetis, Inc.	1,307,600

		24,944,150

TOTAL HEALTH CARE		44,792,900

INDUSTRIALS-21.2%
	Aerospace & Defense-9.3%
23,000	B/E Aerospace, Inc.(1)	2,001,690
75,000	The Boeing Co.	10,236,750
75,000	Honeywell International, Inc.	6,852,750
105,000	Moog, Inc., Class A(1)	7,133,700
9,500	Precision Castparts Corp.	2,558,350
40,000	Triumph Group, Inc.	3,042,800

		31,826,040
	Airlines-0.6%
112,500	Southwest Airlines Co.	2,119,500

	Construction & Engineering-3.3%
135,000	Chicago Bridge & Iron Co., N.V.	11,223,900

	Industrial Conglomerates-3.5%
425,000	General Electric Co.	11,912,750

	Railroads-2.8%
50,000	Canadian National Railway Co.	2,851,000
40,000	Union Pacific Corp.	6,720,000

		9,571,000
	Trucking-1.7%
75,000	JB Hunt Transport Services, Inc.	5,797,500

TOTAL INDUSTRIALS		72,450,690

INFORMATION TECHNOLOGY-17.8%
	Application Software-0.3%
12,000	ANSYS, Inc.(1)	1,046,400

	Communications Equipment-3.0%
10,000	F5 Networks, Inc.(1)	908,600
125,000	QUALCOMM, Inc.	9,281,250

		10,189,850
	Computer Hardware-2.0%
12,000	Apple, Inc.	6,733,320

Shares/Principal Amount		Value
	Computer Storage & Peripherals-2.7%
225,000	EMC Corp.	$5,658,750
50,000	SanDisk Corp.	3,527,000

		9,185,750
	Internet Software & Services-1.9%
6,000	Google, Inc., Class A(1)	6,724,260

	Semiconductor Equipment-0.9%
50,000	Applied Materials, Inc.	884,500
40,000	Lam Research Corp.(1)	2,178,000

		3,062,500
	Semiconductors-1.7%
55,000	Avago Technologies, Ltd.	2,908,950
100,000	Broadcom Corp., Class A	2,965,000

		5,873,950
	Systems Software-5.3%
200,000	Microsoft Corp.	7,486,000
275,000	Oracle Corp.	10,521,500

		18,007,500

TOTAL INFORMATION TECHNOLOGY		60,823,530

MATERIALS-2.1%
	Diversified Chemicals-0.6%
10,000	PPG Industries, Inc.	1,896,600

	Fertilizers & Agricultural Chemicals-1.5%
11,500	CF Industries Holdings, Inc.	2,679,960
21,000	Monsanto Co.	2,447,550

		5,127,510

TOTAL MATERIALS		7,024,110

TOTAL COMMON STOCKS

(Cost $225,363,342)		339,534,215

SHORT TERM INVESTMENTS-0.6%
	Mutual Funds-0.6%
1,915,726	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	1,915,726
TOTAL SHORT TERM INVESTMENTS

(Cost $1,915,726)		1,915,726

TOTAL INVESTMENTS-99.9%
(Cost $227,279,068)		341,449,941
OTHER ASSETS AND LIABILITIES-NET(2) -0.1%		331,211

NET ASSETS-100.0%		$341,781,152

18	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark Growth Fund

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	:	The categories of investments are shown as a percentage of net assets at December 31, 2013.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
Ltd.	-	Limited.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
REITS	-	Real Estate Investment Trusts.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	19

Portfolio of Investments Summary Table
WesMark Balanced Fund	December 31, 2013 (Unaudited)

At December 31, 2013, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

COMMON STOCKS	58.0%

EXCHANGE TRADED FUNDS	2.5%

PREFERRED STOCKS	1.4%

EQUITY PORTFOLIO SUB-TOTAL	61.9%

CORPORATE BONDS	16.8%

TAXABLE MUNICIPAL BONDS	5.5%

U.S. GOVERNMENT AGENCY SECURITIES	4.7%

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	3.1%

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	2.0%

TAX EXEMPT MUNICIPAL BONDS	0.6%

FIXED INCOME PORTFOLIO SUB-TOTAL	32.7%

SHORT-TERM INVESTMENTS(2)	4.9%

OTHER ASSETS AND LIABILITIES - NET (3)	0.5%

TOTAL PORTFOLIO	100.0%

At December 31, 2013, the Fund’s Sector Composition(4) was as follows:

Sector Composition	Percentage of Total Net Assets

Information Technology	10.1%

Industrials	8.6%

Financials	8.3%

Energy	7.0%

Consumer Staples	5.9%

Health Care	5.2%

Consumer Discretionary	5.1%

Materials	4.5%

Exchange Traded Funds	2.5%

Utilities	2.1%

Preferred Stocks	1.4%

Telecommunication Services	1.2%

Equity Portfolio Sub-Total	61.9%

Corporate Bonds	16.8%

U.S. Government Agencies (Combined)	9.8%

Municipal Bonds (Taxable)	5.5%

Municipal Bonds (Tax Exempt)	0.6%

Fixed Income Portfolio Sub-Total	32.7%

Short-Term Investments(2)	4.9%

Other Assets and Liabilities-Net(3)	0.5%

Total	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)	Securities are assigned to a sector classification by the Fund’s adviser.

20	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark Balanced Fund

Shares/Principal Amount		Value
COMMON STOCKS-58.0%
CONSUMER DISCRETIONARY-5.1%
	Auto Parts & Equipment-0.6%
10,000	Johnson Controls, Inc.	$513,000

	Cable & Satellite-0.6%
10,000	Comcast Corp., Class A	519,650

	Department Stores-1.4%
24,000	Macy’s, Inc.	1,281,600

	Home Improvement Retail-0.6%
6,500	The Home Depot, Inc.	535,210

	Leisure Products-0.8%
15,200	Mattel, Inc.	723,216

	Restaurants-1.1%
10,500	McDonald’s Corp.	1,018,815

TOTAL CONSUMER DISCRETIONARY		4,591,491

CONSUMER STAPLES-5.9%
	Drugs Retail-0.8%
10,000	CVS Caremark Corp.	715,700

	Packaged Foods & Meats-3.1%
10,000	General Mills, Inc.	499,100
8,000	Kraft Foods Group, Inc.	431,360
15,000	The Kroger Co.	592,950
7,000	Mead Johnson Nutrition Co.	586,320
7,500	Nestle SA, ADR	551,925

		2,661,655
	Soft Drinks-1.2%
25,000	The Coca-Cola Co.	1,032,750

	Tobacco-0.8%
19,000	Altria Group, Inc.	729,410

TOTAL CONSUMER STAPLES		5,139,515

ENERGY-7.0%
	Integrated Oil & Gas-3.5%
8,000	Chevron Corp.	999,280
12,000	Exxon Mobil Corp.	1,214,400
9,000	Occidental Petroleum Corp.	855,900

		3,069,580
	Oil & Gas Drilling-1.2%
18,000	Ensco PLC, Class A	1,029,240

	Oil & Gas Equipment & Services-1.3%
5,000	National Oilwell Varco, Inc.	397,650
10,000	Oceaneering International, Inc.	788,800

		1,186,450

Shares/Principal Amount		Value
	Oil & Gas Exploration & Production-1.0%
12,000	ConocoPhillips	$847,800

TOTAL ENERGY		6,133,070

FINANCIALS-8.3%
	Consumer Finance-0.5%
5,000	American Express Co.	453,650

	Diversified Banks-0.7%
16,000	US Bancorp	646,400

	Life & Health Insurance-0.8%
8,000	Prudential Financial, Inc.	737,760

	Other Diversified Financial Services-1.0%
15,000	JPMorgan Chase & Co.	877,200

	Property & Casualty Insurance-1.5%
13,000	ACE, Ltd.	1,345,890

	Regional Banks-2.8%
18,000	BB&T Corp.	671,760
12,180	Commerce Bancshares, Inc.	547,004
16,000	The PNC Financial Services Group, Inc.	1,241,280

		2,460,044
	Retail REITS-0.4%
12,500	National Retail Properties, Inc.	379,125

	Specialized REITS-0.6%
12,000	Plum Creek Timber Co., Inc.	558,120

TOTAL FINANCIALS		7,458,189

HEALTH CARE-5.2%
	Health Care Distributors-1.2%
6,800	McKesson Corp.	1,097,520

	Healthcare Equipment-0.5%
6,000	Covidien PLC	408,600

	Pharmaceuticals-3.5%
26,500	Bristol-Myers Squibb Co.	1,408,475
7,800	Johnson & Johnson	714,402
20,000	Merck & Co., Inc.	1,001,000

		3,123,877

TOTAL HEALTH CARE		4,629,997

INDUSTRIALS-8.6%
	Aerospace & Defense-1.7%
7,000	The Boeing Co.	955,430

Annual Report | December 31, 2013	21

Portfolio of Investments
WesMark Balanced Fund	December 31, 2013

Shares/Principal Amount		Value
6,000	Honeywell International, Inc.	$548,220

		1,503,650
	Air Freight & Logistics-0.7%
5,700	United Parcel Service, Inc., Class B	598,956

	Building Products-0.3%
11,000	Masco Corp.	250,470

	Construction & Engineering-1.4%
15,000	Chicago Bridge & Iron Co., N.V.	1,247,100

	Industrial Conglomerates-0.9%
30,000	General Electric Co.	840,900

	Industrial Machinery-0.7%
8,000	Eaton Corp. PLC	608,960

	Railroads-2.9%
10,000	Norfolk Southern Corp.	928,300
10,000	Union Pacific Corp.	1,680,000

		2,608,300

TOTAL INDUSTRIALS		7,658,336

INFORMATION TECHNOLOGY-10.1%
	Communications Equipment-1.4%
22,500	Cisco Systems, Inc.	505,125
10,000	QUALCOMM, Inc.	742,500

		1,247,625
	Computer Hardware-3.5%
3,500	Apple, Inc.	1,963,885
6,000	International Business Machines Corp.	1,125,420

		3,089,305
	Internet Software & Services-1.8%
1,400	Google, Inc., Class A(1)	1,568,994

	Semiconductor Equipment-0.5%
27,000	Applied Materials, Inc.	477,630

	Semiconductors-2.3%
17,500	Broadcom Corp., Class A	518,875
19,000	Intel Corp.	493,240
22,000	Texas Instruments, Inc.	966,020

		1,978,135
	Systems Software-0.6%
15,000	Microsoft Corp.	561,450

TOTAL INFORMATION TECHNOLOGY		8,923,139

MATERIALS-4.5%
	Diversified Chemicals-3.2%
17,000	The Dow Chemical Co.	754,800

Shares/Principal Amount		Value
17,500	EI du Pont de Nemours & Co.	$1,136,975
5,000	PPG Industries, Inc.	948,300

		2,840,075
	Fertilizers & Agricultural Chemicals-0.5%
1,800	CF Industries Holdings, Inc.	419,472

	Paper Products-0.8%
15,000	International Paper Co.	735,450

TOTAL MATERIALS		3,994,997

TELECOMMUNICATION SERVICES-1.2%
	Integrated Telecommunication Services-1.2%
10,000	AT&T, Inc.	351,600
15,000	Verizon Communications, Inc.	737,100

		1,088,700

TOTAL TELECOMMUNICATION SERVICES		1,088,700

UTILITIES-2.1%
	Electric Utilities-2.1%
10,000	Duke Energy Corp.	690,100
10,000	NextEra Energy, Inc.	856,200
7,500	The Southern Co.	308,325

		1,854,625

TOTAL UTILITIES		1,854,625

TOTAL COMMON STOCKS

(Cost $34,723,691)		51,472,059

EXCHANGE TRADED FUNDS-2.5%
13,500	iShares® MSCI EAFE ETF	905,310
3,500	iShares® Russell 2000® Growth Index ETF	474,285
18,000	SPDR® Barclays Convertible
	Securities ETF	841,140

TOTAL EXCHANGE TRADED FUNDS

(Cost $1,926,276)		2,220,735

PREFERRED STOCKS-1.4%
	Investment Banking & Brokerage-0.4%
21,000	The Goldman Sachs Group, Inc., Series A, 3.750%	379,050

	Regional Banks-0.7%
15,000	BB&T Corp., Series E, 5.625%	305,250
15,000	The PNC Financial Services Group, Inc., Series Q, 5.375%	301,650

		606,900
	Specialized REITS-0.3%
10,000	Public Storage, Series S, 5.900%	216,000

22	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark Balanced Fund

Shares/Principal Amount		Value
TOTAL PREFERRED STOCKS

(Cost $1,344,937)		$1,201,950

CORPORATE BONDS-16.8%
	Automobile Manufacturers-1.9%
$750,000	Ford Motor Credit Co. LLC, Sr. Unsecured Notes, 4.375%, 8/6/2023	754,281
1,000,000	Toyota Motor Credit Corp., Sr. Unsecured Notes, 2.250%, 12/7/2027(2)	894,437

		1,648,718
	Communications Equipment-1.2%
1,000,000	Cisco Systems, Inc., Sr. Unsecured Notes, 5.500%, 2/22/2016	1,100,636

	Computer Hardware-2.4%
500,000	Hewlett-Packard Co., Sr. Unsecured Notes, 6.125%, 3/1/2014	504,255
1,000,000	Hewlett-Packard Co., Sr. Unsecured Notes, 3.000%, 9/15/2016	1,040,824
500,000	International Business Machines Corp., Sr. Unsecured Notes, 7.625%, 10/15/2018	625,779

		2,170,858
	Diversified Chemicals-1.1%
1,000,000	The Dow Chemical Co., Sr. Unsecured Notes, 3.000%, 11/15/2022	932,960

	Health Care Equipment-0.6%
500,000	Medtronic, Inc., Sr. Unsecured Notes, 4.450%, 3/15/2020	548,093

	Health Care Services-0.6%
500,000	Express Scripts Holding Co., Company Guaranteed Notes, 3.125%, 5/15/2016	522,123

	Healthcare REITS-0.6%
500,000	Health Care REIT, Inc., Sr. Unsecured Notes, 3.625%, 3/15/2016	524,098

	Industrial Conglomerates-1.7%
500,000	General Electric Capital Corp., Sr. Unsecured Notes, 3.500%, 6/29/2015	522,002

Shares/Principal Amount		Value
$500,000	General Electric Capital Corp., Sr. Unsecured Notes, 1.243%, 3/15/2023(3)	$498,517
500,000	General Electric Capital Corp., Sr. Unsecured Notes, 4.000%, 1/13/2027(2)	494,722

		1,515,241
	Investment Banking & Brokerage-0.6%
500,000	Morgan Stanley, Sr. Unsecured Notes, 5.550%, 4/27/2017	557,990

	Life Sciences Tools & Services-0.5%
500,000	Agilent Technologies, Inc., Sr. Unsecured Notes, 3.200%, 10/1/2022	457,795

	Networking Products-0.6%
500,000	Juniper Networks, Inc., Sr. Unsecured Notes, 3.100%, 3/15/2016	515,131

	Oil & Gas Exploration & Production-0.5%
500,000	Devon Energy Corp., Sr. Unsecured Notes, 3.250%, 5/15/2022	476,928

	Other Diversified Financial Services-2.9%
1,000,000	Citigroup, Inc., Sr. Unsecured Notes, 1.177%, 4/1/2014(3)	1,002,015
1,000,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.400%, 7/22/2020	1,075,234
500,000	JPMorgan Chase & Co., Sr. Unsecured Notes, 4.000%, 9/28/2026(2)	474,364

		2,551,613
	Packaged Foods & Meats-0.5%
500,000	HJ Heinz Co., Sr. Unsecured Notes, 3.125%, 9/12/2021	436,250

	Regional Banks-0.5%
500,000	PNC Bank NA, 2.950%, 1/30/2023	460,318

	Specialty Stores-0.6%
500,000	Staples, Inc., Sr. Unsecured Notes, 9.750%, 1/15/2014	501,563

TOTAL CORPORATE BONDS

(Cost $14,724,096)		14,920,315

Annual Report | December 31, 2013	23

Portfolio of Investments
WesMark Balanced Fund	December 31, 2013

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS-3.1%
	Federal National Mortgage Association- 2.1%
$866,619	Series 2012-100, Class NA, 2.000%, 11/25/2041	$846,679
971,609	Series 2013-72, Class HG, 3.000%, 4/25/2033	974,067

		1,820,746
	Government National Mortgage Association-1.0%
967,920	Series 2013-88, Class LV, 2.500%, 9/16/2026(3)	929,394

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $2,835,311)		2,750,140

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-2.0%
	Federal Home Loan Mortgage Corp.- 0.0%(4)
8,702	Pool E84004, 6.000%, 6/1/2016	8,976

	Federal National Mortgage Association- 2.0%
82,930	Pool 254831, 5.000%, 8/1/2023	90,068
947,292	Pool MA1449, 3.000%, 5/1/2028	958,499
366,448	Pool AE0375, 4.000%, 7/1/2025	389,035
321,455	Pool AD6175, 4.000%, 9/1/2025	341,334

		1,778,936

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(Cost $1,761,661)		1,787,912

U.S. GOVERNMENT AGENCY SECURITIES-4.7%
	Federal Home Loan Banks-2.6%
450,000	5.250%, 6/10/2022	517,081
500,000	1.250%, 10/25/2022(2)	456,850
952,381	2.900%, 9/5/2025	837,325
575,000	1.250%, 9/28/2027(2)	537,754

		2,349,010

	Federal Home Loan Mortgage Corp.-2.1%
750,000	2.050%, 5/22/2023	677,623
750,000	3.050%, 6/27/2023	710,816

Shares/Principal Amount		Value
$500,000	2.500%, 12/26/2025	$434,314

		1,822,753

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(Cost $4,387,834)		4,171,763

TAXABLE MUNICIPAL BONDS-5.5%
	Alaska-0.6%
500,000	City of Anchorage, Build America General Obligation Unlimited Bonds, 5.368%, 4/1/2026	524,750

	Florida-0.5%
425,000	Jacksonville Electric Authority, Bulk Power Supply System, Build America Revenue Bonds, 5.450%, 10/1/2025	456,267

	Michigan-0.3%
270,000	Belding Area Schools, General Obligation Unlimited Bonds, 6.700%, 5/1/2027	280,808

	Ohio-1.3%
500,000	City of Akron, Build America General Obligation Unlimited Bonds, 3.650%, 12/1/2017	495,715
630,000	Ohio State Water Development Authority, Build America Revenue Bonds, 4.042%, 12/1/2023	636,760

		1,132,475
	Pennsylvania-1.6%
500,000	Albert Gallatin Area School District Build America General Obligation Unlimited Bonds, 6.080%, 9/1/2025	559,945
500,000	State Public School Building Authority, Revenue Bonds, 5.000%, 9/15/2027	520,370
290,000	Township of East Pennsboro, Build America General Obligation Bonds, 4.590%, 9/1/2019	297,984

		1,378,299
	Virginia-0.6%
500,000	Virginia Public Building Authority, Build America Revenue Bonds, 5.500%, 8/1/2027	542,385

24	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark Balanced Fund

Shares/Principal Amount		Value
	Wisconsin-0.6%
$500,000	State of Wisconsin Transportation Authority Revenue Bonds, 5.500%, 7/1/2026	$537,790

TOTAL TAXABLE MUNICIPAL BONDS

(Cost $4,615,652)		4,852,774

TAX EXEMPT MUNICIPAL BONDS-0.6%
	West Virginia-0.6%
500,000	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities), Series B, 5.000%, 4/1/2029, (NATL-RE FGIC)	505,720

TOTAL TAX EXEMPT MUNICIPAL BONDS

(Cost $501,391)		505,720

SHORT TERM INVESTMENTS-4.9%
	Mutual Funds-4.9%
4,368,043	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	4,368,043

TOTAL SHORT TERM INVESTMENTS

(Cost $4,368,043)		4,368,043

TOTAL INVESTMENTS-99.5%
(Cost $71,188,892)		88,251,411
OTHER ASSETS AND LIABILITIES- NET(5) -0.5%		419,904

NET ASSETS-100.0%		$88,671,315

(1)	Non-income producing security.
(2)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2013.
(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.
(4)	Amount represents less than 0.05% of net assets.
(5)	Assets, other than investments in securities, less liabilities.

Note	:	The categories of investments are shown as a percentage of net assets at December 31, 2013.

The following acronyms are used throughout this portfolio:

ADR	-	American Depositary Receipt.
EAFE	-	Europe, Australia, Far East
ETF	-	Exchange Traded Fund.
FGIC	-	Financial Guaranty Insurance Co.
LLC	-	Limited Liability Company
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International
NATL-RE	-	Third party insurer for municipal debt securities.
N.V.	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Co.
REITS	-	Real Estate Investment Trusts
SA	-	Generally designates corporations in various countries,
mostly those employing the civil law
SPDR	-	Standard & Poor’s Depository Receipts
Sr.	-	Senior.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	25

Portfolio of Investments Summary Table
WesMark Government Bond Fund	December 31, 2013 (Unaudited)

At December 31, 2013, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS	48.7%

TAXABLE MUNICIPAL BONDS	18.7%

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES	17.5%

U.S. GOVERNMENT AGENCY SECURITIES	6.0%

U.S. TREASURY BONDS	4.3%

SHORT-TERM INVESTMENTS(2)	4.5%

OTHER ASSETS AND LIABILITIES - NET (3)	0.3%

TOTAL PORTFOLIO	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investment in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.

26	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark Government Bond Fund

Shares/Principal Amount		Value
U.S. GOVERNMENT AGENCY - COLLATERALIZED
MORTGAGE OBLIGATIONS-48.7%
	Federal Home Loan Mortgage Corp.-23.7%
$381,939	Series 2003-2651, Class JB, 5.000%, 1/15/2018, REMIC	$405,749
192,879	Series 2005-2958, Class QJ, 4.000%, 4/15/2020, REMIC	203,144
1,174,745	Series 2005-3030, Class FL, 0.567%, 9/15/2035, REMIC(1)	1,174,435
5,376	Series 2005-3042, Class DH, 5.000%, 4/15/2024, REMIC	5,374
120,081	Series 2005-3051, Class MC, 5.000%, 10/15/2024, REMIC	121,729
95,085	Series 2007-3342, Class FT, 0.617%, 7/15/2037, REMIC(1)	94,921
687,323	Series 2009-3531, Class CE, 3.000%, 1/15/2039, REMIC	716,779
289,083	Series 2009-3540, Class KF, 1.217%, 11/15/2036, REMIC(1)	292,367
2,314,616	Series 2010-3758, Class FB, 0.667%, 11/15/2040, REMIC(1)	2,299,678
4,865,910	Series 2011-3905, Class MP, 2.000%, 3/15/2041, REMIC	4,833,834
2,187,882	Series 2011-3914, Class MA, 3.000%, 6/15/2026, REMIC	2,152,817
11,738,256	Series 2012-3984, Class MA, 2.000%, 1/15/2040, REMIC	11,610,837
6,463,571	Series 2012-3984, Class PA, 2.000%, 12/15/2039, REMIC	6,425,132
8,071,181	Series 2012-4002, Class CA, 2.000%, 8/15/2041, REMIC(1)	7,994,295
3,932,927	Series 2012-4005, Class PA, 2.000%, 10/15/2041, REMIC	3,924,653
6,246,942	Series 2012-4099, Class BD, 2.000%, 6/15/2039, REMIC	6,035,396
5,741,810	Series 2012-4145, Class YC, 1.500%, 12/15/2027, REMIC	5,514,434
4,636,447	Series 2013-4184, Class PA, 2.000%, 10/15/2042, REMIC	4,494,085
4,801,723	Series 2013-4249, Class KD, 3.000%, 11/15/2042	4,896,183

		63,195,842
	Federal National Mortgage Association-24.0%
2,825,372	Series 2003-44, Class Q, 3.500%, 6/25/2033, REMIC	2,955,167
3,914,980	Series 2005-13, Class FQ, 0.565%, 3/25/2035, REMIC(1)	3,918,308
272,196	Series 2008-12, Class D, 4.500%, 4/25/2036, REMIC	276,313
1,589,654	Series 2011-121, Class PD, 2.000%, 12/25/2 040, REMIC	1,575,123

Shares/Principal Amount		Value
$2,757,156	Series 2011-45, Class TE, 3.000%, 3/25/2025, REMIC	$2,860,783
4,966,177	Series 2012-103, Class CE, 2.000%, 6/25/2039, REMIC(1)	4,901,835
4,550,827	Series 2012-103, Class NG, 1.750%, 11/25/2041, REMIC	4,382,801
4,715,358	Series 2012-153, Class KB, 1.750%, 1/25/2042	4,478,431
4,161,523	Series 2012-17, Class EA, 2.000%, 3/25/2041, REMIC	4,080,510
4,180,372	Series 2012-30, Class CA, 2.000%, 10/25/2041, REMIC	4,133,129
3,883,752	Series 2012-31, Class NP, 2.000%, 4/25/2041, REMIC	3,818,081
4,157,018	Series 2012-69, Class PH, 2.750%, 1/25/2042, REMIC	4,230,759
3,802,382	Series 2013-10, Class NE, 2.000%, 1/25/2042, REMIC	3,650,522
4,920,177	Series 2013-102, Class DG, 3.000%, 5/25/2032	4,967,893
4,812,768	Series 2013-20, Class YA, 2.000%, 3/25/2042	4,642,266
4,582,515	Series 2013-27, Class HA, 3.000%, 10/25/2042, REMIC	4,598,196
4,702,623	Series 2013-9, Class MB, 2.000%, 2/25/2033	4,455,792

		63,925,909
	Government National Mortgage Association-1.0%
2,672,402	Series 2011-11, Class PC, 2.000%, 4/20/2040	2,587,345

TOTAL U.S. GOVERNMENT AGENCY - COLLATERALIZED MORTGAGE OBLIGATIONS

(Cost $132,575,725)		129,709,096

U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES-17.5%
	Federal Home Loan Mortgage Corp.-1.8%
771,688	Pool C90993, 5.500%, 10/1/2026	848,002
744,950	Pool G30387, 5.500%, 2/1/2028	813,848
965,701	Pool C91349, 4.500%, 12/1/2030	1,043,848
2,153,136	Pool C91361, 4.000%, 3/1/2031	2,252,839

		4,958,537
	Federal National Mortgage Association-15.7%
907,689	Pool 972080, 5.000%, 2/1/2023	982,015

Annual Report | December 31, 2013	27

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2013

Shares/Principal Amount		Value
$1,595,628	Pool AM2737, 1.660%, 3/1/2023	$1,554,668
779,005	Pool 255857, 5.500%, 8/1/2025	863,889
1,758,329	Pool 255994, 5.500% , 11/1/2025	1,956,631
2,474,551	Pool 256041, 5.500%, 12/1/2025	2,743,121
319,130	Pool 256198, 5.500%, 4/1/2026	353,381
718,501	Pool 831505, 5.500%, 4/1/2026	795,493
754,232	Pool 256272, 5.500%, 6/1/2026	834,826
1,150,790	Pool 256275, 6.000%, 6/1/2026	1,279,033
336,846	Pool 256311, 6.000%, 7/1/2026	374,429
8,203,827	Pool MA0641, 4.000%, 2/1/2031	8,573,237
4,395,502	Pool MA0667, 4.000%, 2/1/2031	4,593,331
3,452,878	Pool MA0695, 4.000%, 4/1/2031	3,608,354
2,125,744	Pool MA0756, 4.000%, 5/1/2031	2,220,925
6,036,291	Pool MA0818, 4.000%, 8/1/2031	6,308,207
4,846,218	Pool MA1459, 3.000%, 6/1/2033	4,776,374

		41,817,914

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES

(Cost $45,154,854)		46,776,451

U.S. GOVERNMENT AGENCY SECURITIES-6.0%
	Federal Agricultural Mortgage Corp.-1.3%
3,000,000	5.125%, 4/19/2017(2)	3,394,503

	Federal Farm Credit Bank-1.8%
5,000,000	2.100%, 12/5/2022	4,513,765
450,000	2.400%, 2/13/2023	415,790

		4,929,555

	Federal Home Loan Bank-0.3%
1,000,000	2.770%, 4/4/2025	886,893

	Federal Home Loan Mortgage Corp.-2.4%
3,000,000	2.080%, 5/22/2023	2,670,528
2,000,000	3.050%, 6/27/2023	1,895,508
2,000,000	3.000%, 12/19/2025	1,780,832

		6,346,868

Shares/Principal Amount		Value

	Federal National Mortgage Association-0.2%
$500,000	5.730%, 5/26/2027	$530,784

TOTAL U.S. GOVERNMENT AGENCY SECURITIES

(Cost $16,952,010)		16,088,603

U.S. TREASURY BONDS-4.3%

	U.S. Treasury Bonds-4.3%
8,000,000	7.625%, 2/15/2025	11,412,496

TOTAL U.S. TREASURY BONDS

(cost $12,693,663)		11,412,496

TAXABLE MUNICIPAL BONDS-18.7%

	Alaska-0.3%
880,000	Alaska Municipal Bond Bank Authority, Taxable Revenue Bonds, Series B-1, 5.993%, 9/1/2025	931,506

	Arizona-0.4%
1,000,000	Maricopa County Elementary School District No. 3-Tempe, Build America General Obligation Bonds, Series A, 6.000%, 7/1/2026	1,096,030

	California-0.2%
500,000	Pasadena Public Financing Authority, Build America Revenue Bonds, Series B, 6.998%, 3/1/2034	550,220

	Colorado-0.8%
1,000,000	Larimer County School District No. R-1 Poudre, Build America General Obligation Bonds, 5.603%, 12/15/2025	1,046,950
1,000,000	Metropolitan State College of Denver, Institutional Enterprise, Build America Revenue Bonds, 5.460%, 12/1/2023	1,064,510

		2,111,460

	Illinois-1.6%
1,000,000	Chicago Transit Authority, Transfer Tax Receipts Revenue Bonds, Series B, 6.300%, 12/1/2021	1,083,460
455,000	Cook County School District No. 148 Dolton, General Obligation Bonds, Series E, 6.100%, 12/1/2021	492,151
1,000,000	Peoria Public Building Commission, School District Facilities, Build America Revenue Bonds, 6.140%, 12/1/2025	1,091,830

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Portfolio of Investments
December 31, 2013	WesMark Government Bond Fund

Shares/Principal Amount		Value
$250,000	Sangamon County School District No. 186 Springfield, Build America General Obligation Bonds, 5.950%, 2/1/2025	$249,385
	Will Grundy Counties Community College District No. 525, Build America General Obligation Bonds:
145,000	6.100%, 1/1/2023	159,143
1,000,000	6.650%, 1/1/2026	1,104,610

		4,180,579

	Indiana-0.9%
550,000	Eastern Howard Third Millennium School Building Corp. Revenue Bonds, 2.550%, 1/15/2022 Evansville Vanderburgh Public Library Leasing Corp. Revenue Bonds:	503,503
770,000	3.100%, 1/15/2023	696,573
700,000	3.150%, 7/15/2023	633,066
470,000	Indiana Bond Bank, Special Project Revenue Bonds, Series C, 5.600%, 2/1/2025	491,361

		2,324,503

	Kansas-0.5%
450,000	City of Olathe, Water & Sewer System, Build America Revenue Bonds, Series A, 5.300%, 7/1/2026	472,662
	Johnson County Unified School District No. 232 De Soto, Build America General Obligation Bonds:
200,000	5.400%, 9/1/2022	218,568
380,000	5.500%, 9/1/2023	412,775
300,000	Sedgwick County Unified School District No. 265 Goddard, Build America General Obligation Bonds, 6.050%, 10/1/2024	335,505

		1,439,510

	Kentucky-3.0%
1,190,000	Boyd County School District Finance Corp., Build America Revenue Bonds, 5.750%, 2/1/2025	1,257,116
1,560,000	Campbell & Kenton Counties Sanitation District No. 1, Build America Revenue Bonds, 5.300%, 8/1/2025	1,628,141
300,000	City of Elizabethtown, Kentucky, Build America General Obligation Unlimited Bonds, Series A, 5.250%, 7/1/2027	311,865
	City of Owensboro, General Obligation Bonds:
300,000	5.125%, 12/1/2024	310,479
315,000	5.250%, 12/1/2025	326,236

Shares/Principal Amount		Value
$1,120,000	Kentucky Asset Liability Commission, Revenue Bonds, 2.998%, 4/1/2023	$995,434
1,000,000	Kentucky Municipal Power Agency, Build America Revenue Bonds, 5.760%, 9/1/2024	1,067,020
1,000,000	McCracken County School District Finance Corp., Build America Revenue Bonds, 5.750%, 12/1/2026	972,880
	Nelson County School District Finance Corp., School Building, Build America Revenue Bonds:
500,000	5.300%, 12/1/2024	529,580
500,000	5.500%, 12/1/2025	532,345

		7,931,096

	Michigan-1.1%
570,000	City of Lansing, Michigan, Build America General Obligation Bonds, 6.350%, 5/1/2023	616,336
345,000	County of St. Clair, Michigan, General Obligation Limited Bonds, 2.450%, 4/1/2021	321,564
825,000	Grand Rapids Community College, Build America General Obligation Bonds, 5.990%, 5/1/2023	873,782
1,000,000	Holland School District, Build America General Obligation Bonds, 6.030%, 5/1/2024	1,058,540

		2,870,222

	Minnesota-0.2%
500,000	Lake City Independent School District No. 813, Minnesota, Build America General Obligation Bonds, 5.200%, 2/1/2026	517,875

	Mississippi-0.1%
240,000	Mississippi Development Bank, Revenue Bonds, Series B, 5.150%, 6/1/2023	259,426

	Missouri-1.5%
1,620,000	County of St. Charles, Missouri, Build America Special Obligation Bonds, 5.805%, 10/1/2025	1,738,762
2,000,000	St. Louis School District, General Obligation Bonds, 6.250%, 4/1/2026	2,158,120

		3,896,882

	New Jersey-0.1%
245,000	New Jersey Environmental Infrastructure Trust, Revenue Bonds, Series C, 3.000%, 9/1/2021	234,592

Annual Report | December 31, 2013	29

Portfolio of Investments
WesMark Government Bond Fund	December 31, 2013

Shares/Principal Amount		Value
	New Mexico-0.2%
$515,000	Rio Rancho, New Mexico, Gross Receipts Tax Revenue Bonds, 2.220%, 6/1/2020	$478,837

	New York-0.2%
590,000	County of Oneida, General Obligation Bonds, 6.500%, 4/15/2023	650,115

	North Carolina-0.4%
925,000	County of Guilford, North Carolina, Build America General Obligation Unlimited Bonds, 4.791%, 8/1/2023	1,010,424

	Ohio-3.1%
1,250,000	American Municipal Power-Ohio, Inc., Build America Revenue Bonds, 5.964%, 2/15/2024	1,339,937
285,000	City of Columbus Ohio, General Obligation Unlimited Bonds, 4.000%, 2/15/2028	289,774
1,000,000	Coshocton Ohio City School District General Obligation Unlimited Bonds, 5.087%, 12/1/2026	959,450
500,000	County of Cuyahoga, Variable Purpose, Build America General Obligation Bonds, 5.392%, 12/1/2025	529,390
500,000	Hilliard School District, General Obligation Bonds, 5.550%, 12/1/2025	533,695
1,085,000	Jackson City, Ohio, School District Unlimited General Obligation Unlimited Bonds, 3.000%, 12/1/2024	967,538
	Miami County, Recovery Zone Economic Development Build America General Obligation Bonds:
180,000	4.650%, 12/1/2019	192,749
260,000	5.500%, 12/1/2022	277,610
1,000,000	Northwest Local School District (Stark, Summit & Wayne Counties), General Obligation Bonds, 5.050%, 12/1/2025	991,130
580,000	Ohio State Building Authority, Build America Revenue Bonds, 4.780%, 10/1/2020	624,660
800,000	Ohio State University, Higher Educational Facility Commission Revenue Bonds, 2.459%, 11/1/2021	736,128

Shares/Principal Amount		Value
$900,000	Willoughby-Eastlake City School District, Certificate of Participation, Series A, 6.544%, 3/1/2026	$946,224

		8,388,285

	Oregon-0.7%
1,000,000	Oregon State Department of Administrative Services Lottery, Revenue Bonds, 5.375%, 4/1/2021	1,058,200
750,000	Washington County, Clean Water Services Sewer, Build America Revenue Bonds, 5.228%, 10/1/2025	811,440

		1,869,640

	Pennsylvania-1.3%
1,000,000	City of Reading, Pennsylvania, General Obligation Unlimited Bonds, 5.480%, 11/15/2026	1,009,150
1,000,000	Lebanon Authority, Build America Revenue Bonds, 5.970%, 12/15/2025	1,034,510
1,000,000	Peters Township, Pennsylvania, School District Washington County General Obligation Limited Bonds, 3.310%, 9/1/2026	886,050
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	542,215

		3,471,925

	South Carolina-0.4%
925,000	Richland County School District No. 2, General Obligation Bonds, 5.100%, 5/1/2026	944,989

	Texas-1.4%
500,000	City of Austin, Electric Utility System, Build America Revenue Bonds, 5.086%, 11/15/2025	518,775
1,000,000	San Antonio Independent School District, Build America General Obligation Bonds, 5.433%, 8/15/2025	1,110,760
2,195,000	University of Texas System, Build America General Revenue Bonds, Series C, 4.125%, 8/15/2025	2,226,740

		3,856,275

	Utah-0.2%
500,000	County of Utah, Excise Tax, Build America Revenue Bonds, Series B, 6.120%, 12/1/2023	534,655

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Portfolio of Investments
December 31, 2013	WesMark Government Bond Fund

Shares/Principal Amount		Value
	West Virginia-0.1%
$250,000	West Virginia Housing Development Fund Revenue Bonds, 2.700%, 11/1/2023	$223,985

TOTAL TAXABLE MUNICIPAL BONDS

(Cost $49,618,167)		49,773,031

SHORT TERM INVESTMENTS-4.5%
	Mutual Funds-4.5%
12,024,004	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	12,024,004

TOTAL SHORT TERM INVESTMENTS

(Cost $12,024,004)		12,024,004

TOTAL INVESTMENTS-99.7%
(Cost $269,018,423)		265,783,681
OTHER ASSETS AND LIABILITIES- NET(3)-0.3%		753,542

NET ASSETS-100.0%		$266,537,223

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2013.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $3,394,503 or 1.3% of net assets.
(3)	Assets, other than investments in securities, less liabilities.

Note	:	The categories of investments are shown as a percentage of net assets at December 31, 2013.

The following acronyms are used throughout this portfolio:

REMIC	-	Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	31

Portfolio of Investments Summary Table
WesMark West Virginia Municipal Bond Fund	December 31, 2013 (Unaudited)

At December 31, 2013, the Fund’s Portfolio Composition(1) was as follows:

Portfolio Composition	Percentage of Total Net Assets

MUNICIPAL BONDS	97.3%

SHORT- TERM INVESTMENTS(2)	1.9%

OTHER ASSETS AND LIABILITES - NET(3)	0.8%

TOTAL PORTFOLIO VALUE	100.0%

Years to Maturity of Municipal Bonds	Percentage of Total Net Assets
Less than 1 Year	0.4%

1- 3 Years	4.2%

3- 5 Years	6.7%

5- 10 Years	30.3%

10 Years or Greater	55.7%

Short- Term Investments(2)	1.9%

Other Assets And Liabilities – Net(3)	0.8%
TOTAL	100.0%

S&P® Ratings of Municipal Bonds as Percentage of Total Net Assets(4)

AAA	10.6%

AA	35.5%

A	24.3%

BBB	1.2%

Not rated by S&P®	25.7%

Short- Term Investments(2)	1.9%

Other Assets and Liabilities – Net(3)	0.8%

TOTAL PORTFOLIO VALUE	100.0%

Moody’s Ratings of Municipal Bonds as Percentage of Total Net Assets(4)

Aaa	6.0%

Aa	35.4%

A	15.8%

Baa	7.8%

Not rated by Moody’s	32.3%

Short-Term Investments(2)	1.9%

Other Assets and Liabilities – Net(3)	0.8%

TOTAL PORTFOLIO VALUE	100.0%

(1)	See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
(2)	Short-Term Investments include investments in a money market mutual fund.
(3)	Assets, other than investment in securities, less liabilities. See Statements of Assets and Liabilities.
(4)

These tables depict the long-term credit-quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s® (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Rating Organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund’s Statement of Additional Information. Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category.

32	www.wesmarkfunds.coms

Portfolio of Investments
December 31, 2013	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
MUNICIPAL BONDS-97.3%
	Alabama-0.9%
$930,000	City of Huntsville, Alabama, General Obligation Limited Bonds, Series B, 4.000%, 6/1/2027	$948,925

	Nevada-0.2%
285,000	County of Washoe,Nevada, General Obligation Limited Bonds, Series B, 3.000%, 3/1/2025	254,266

	New Jersey-0.4%
500,000	New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, 3.000%, 9/1/2025	473,760

	New Mexico-0.1%
135,000	New Mexico State Mortgage Finance Authority Revenue Bonds, 3.000%, 3/1/2024	121,624

	Ohio-1.8%
500,000	City of Toledo, Ohio, WaterSystem Revenue Bonds, 3.000%, 11/15/2026	451,855
400,000	Ohio State University,Special Obligation Revenue Bonds, 3.375%, 12/1/2028	363,732
1,100,000	Westerville,Ohio,General Obligation Limited Bonds, 5.000%, 12/1/2028	1,230,669

		2,046,256

	Pennsylvania-1.0%
345,000	City of Altoona, Pennsylvania, General Obligation Unlimited Bonds, 4.250%, 9/1/2025	348,585
200,000	Township of Heidelberg, Pennsylvania, Revenue Bonds, 2.875%, 12/1/2027	171,938
500,000	University of Pittsburgh, Pennsylvania, Commonwealth System of Higher Education Capital Project Revenue Bonds, Series B, 5.000%, 9/15/2028	542,215

		1,062,738

	Texas- 2.5%
500,000	City of Dallas, Texas, Waterworks& Sewer System Revenue Bonds, 5.000%, 10/1/2029, (AGM)	540,840
1,000,000	HarrisCounty,Texas,Municipal Utility District No. 368 General Obligation Bonds, 5.500%, 9/1/2036, (AGM)	1,034,130

Shares/Principal Amount		Value
	Montgomery County, Texas, Municipal Utility District No. 83 General Obligation Unlimited Bonds:
$435,000	3.375%, 9/1/2025	$395,019
455,000	3.500%, 9/1/2026	411,839
475,000	3.500%, 9/1/2027	418,432

		2,800,260

	West Virginia- 90.4%
1,170,000	Berkeley County, West Virginia, Board of Education General Obligation Unlimited Bonds, 3.375%, 5/1/2022	1,212,869
	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (County Facility Project):
320,000	4.750%, 12/1/2019	329,075
880,000	4.125%, 12/1/2030	817,511
825,000	Berkeley County, West Virginia, Building Commission Lease Revenue Bonds (Judicial Center Project), 4.700%, 12/1/2024, (NATL-RE)	838,588
	Berkeley County, West Virginia, Public Service District Revenue Bonds:
250,000	4.250%, 12/1/2024, (AGM)	254,245
500,000	Series A, 2.200%, 12/1/2022	464,720
	Berkeley County, West Virginia, Public Service Sewer District Revenue Bonds:
1,045,000	Series A, 3.500%, 10/1/2023	1,043,255
700,000	Series A, 4.650%, 3/1/2037	658,343
105,000	Series C, 2.000%, 10/1/2015	106,821
285,000	Series C, 3.500%, 10/1/2025	280,135
575,000	Braxton County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 5.000%, 5/1/2022, (FSA)	614,336
	Calhoun County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
195,000	3.600%, 6/1/2024	197,660
205,000	3.750%, 6/1/2025	208,719
215,000	3.850%, 6/1/2026	218,885
	Charles Town, West Virginia, Waterworks & Sewer System Revenue Bonds (Combination):
200,000	Series A, 3.400%, 10/1/2014	202,606
205,000	Series A, 3.600%, 10/1/2015	210,246
200,000	Series A, 3.800%, 10/1/2016	204,796

Annual Report | December 31, 2013	33

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2013

Shares/Principal Amount		Value
	City of Buckhannon, West Virginia, Commercial Development Revenue Bonds:
$190,000	Series A, 2.750%, 12/1/2018	$184,294
195,000	Series A, 2.750%,12/1/2019	186,051
895,000	Series A, 4.400%, 8/1/2025	896,146
245,000	Series A, 3.500%,12/1/2026	215,919
250,000	Series A, 3.600%, 12/1/2027	218,423
265,000	Series A, 3.700%,12/1/2028	230,107
	City of Fairmont, West Virginia Water Revenue Bonds:
520,000	2.700%, 7/1/2022	468,941
515,000	2.750%, 7/1/2023	459,488
500,000	4.000%, 7/1/2024	505,650
605,000	3.000%, 7/1/2025	536,907
575,000	3.100%, 7/1/2026	502,717
	City of Kingwood, West Virginia, Sewer System Revenue Bonds:
150,000	3.500%, 10/1/2016	151,052
230,000	4.000%, 10/1/2020	230,064
	City of Martinsburg, West Virginia, Combined Waterworks & Sewerage System Revenue Bonds:
250,000	Series A, 3.000%, 9/1/2023,(AGM)	232,570
490,000	Series A, 3.500%, 9/1/2027,(AGM)	462,153
500,000	City of Wheeling, West Virginia, Waterworks & Sewerage System Revenue Bonds, 4.000%, 6/1/2026	505,460
	Clarksburg, West Virginia, Water Revenue Bonds:
400,000	Series A, 2.100%, 9/1/2018	385,652
600,000	Series A, 2.200%, 9/1/2019	573,690
	Fairmont State University, West Virginia, Revenue Bonds:
1,400,000	Series B, 3.000%, 6/1/2024	1,255,982
1,000,000	Series B, 3.100%, 6/1/2025	895,060
250,000	Hampshire County Building Commission Lease Revenue Bonds, Series A, 3.500%, 1/1/2020	244,445
	Hardy County, West Virginia Board of Education:
1,285,000	2.250%, 6/1/2024	1,111,615
1,405,000	2.450%, 6/1/2026	1,181,942
610,000	2.625%, 6/1/2028	487,976
	Jefferson County, West Virginia, Public Service Sewer District Revenue Bonds:
150,000	Series A, 3.000%, 6/1/2020	142,250
135,000	Series A, 3.250%, 6/1/2023	125,516
	Marshall County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools):
1,175,000	5.000%, 5/1/2021,(NATL-RE)	1,275,650

Shares/Principal Amount		Value
$1,000,000	5.000%, 5/1/2022, (NATL-RE)	$1,077,990
	Monongalia County, West Virginia, Building Commission Hospital Revenue Bonds (Monongalia General Hospital):
860,000	Series A, 5.250%, 7/1/2020	877,475
500,000	Series A, 5.000%, 7/1/2030	506,205
525,000	Series A, 5.250%, 7/1/2035	525,662
500,000	Morgantown, West Virginia, Revenue Bonds, 3.000%, 12/1/2016, (AGM)	522,385
	Parkersburg, West Virginia, Waterworks & Sewer System Revenue Bonds:
135,000	Series A, 4.000%, 8/1/2018, (NATL- RE FGIC)	137,823
1,930,000	Series A, 5.000%, 8/1/2019, (NATL- RE FGIC)	1,992,609
500,000	Series A, 4.500%, 8/1/2022, (NATL- RE FGIC)	506,950
600,000	Pleasants County, West Virginia, Board of Education General Obligation Unlimited Bonds (Public Schools), 4.000%, 5/1/2026	611,436
3,470,000	Preston County Board of Education General Obligation Unlimited Bonds, 4.000%, 5/1/2026	3,569,832
1,195,000	Putnam County, West Virginia, Building Commission Lease Revenue Bonds (County Service Building Project), Series A, 5.375%, 12/1/2023	1,248,560
562,000	Randolph County, West Virginia, County Commission Health System Revenue Bonds (Davis Health System, Inc.), Series A, 5.200%, 11/1/2015, (AGM)	562,888
	West Virginia Building Commission Lease Revenue Bonds (West Virginia Regional Jail):
1,145,000	Series A, 5.375%, 7/1/2018, (AMBAC)	1,220,238
3,000,000	Series A, 5.375%, 7/1/2021, (AMBAC)	3,198,600
1,500,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile & Public), 4.000%, 6/1/2024	1,536,690
1,630,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile Safety), Series A, 5.000%, 6/1/2029, (NATL-RE)	1,661,475

34	www.wesmarkfunds.com

Portfolio of Investments
December 31, 2013	WesMark West Virginia Municipal Bond Fund

Shares/Principal Amount		Value
$1,000,000	West Virginia Economic Development Authority Lease Revenue Bonds (Correctional Juvenile), 4.000%, 6/1/2023	$1,037,620
	West Virginia Economic Development Authority Lease Revenue Bonds (Department of Environmental Protection):
1,280,000	Series B, 3.375%, 11/1/2025	1,212,902
755,000	Series B, 3.500%, 11/1/2026	713,581
	West Virginia Economic Development Authority Lease Revenue Bonds (State Energy Savings Project):
920,000	4.500%,6/1/2020	943,267
860,000	4.750%,6/1/2022	878,834
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building & Parking Lot):
260,000	Series A, 3.000%, 8/1/2014	263,513
150,000	Series A, 3.000%, 8/1/2015	155,136
	West Virginia Economic Development Authority Lease Revenue Bonds (State Office Building):
1,525,000	Series A, 5.000%, 6/1/2025	1,680,901
365,000	Series B, 3.375%, 10/1/2023	363,635
390,000	Series B, 3.500%, 10/1/2024	387,566
415,000	Series B, 3.625%, 10/1/2025	412,825
435,000	Series B, 3.750%, 10/1/2026	432,799
2,050,000	West Virginia Economic Development Authority Lease Revenue Bonds (The Diamond Project), 2.500%, 12/15/2022	1,907,976
570,000	West Virginia Economic Development Authority Lease Revenue Bonds (West Virginia Facilities), Series A, 5.000%, 3/1/2019	572,753
1,000,000	West Virginia Economic Development Authority Revenue Bonds, 3.750%, 6/15/2023	1,018,920
1,500,000	West Virginia Higher Education Governing Board University Revenue Bonds (Marshall University), 5.000%, 5/1/2023	1,656,015
	West Virginia Higher Education Policy Commission Revenue Bonds (Higher Education Facilities):
235,000	Series A, 3.750%, 4/1/2019	253,520
405,000	Series A, 4.000%, 4/1/2020	438,647
300,000	Series A, 4.250%, 4/1/2023	308,946
485,000	Series A, 5.000%, 4/1/2026	533,975

Shares/Principal Amount		Value
$150,000	Series B, 5.000%, 4/1/2016	$151,716
40,000	Series B, 5.000%, 4/1/2016	40,389
2,315,000	Series B, 5.000%, 4/1/2018, (NATL-RE FGIC)	2,341,484
360,000	Series B, 3.200%, 4/1/2024	350,158
2,805,000	Series B, 5.000%, 4/1/2024, (NATL-RE FGIC)	2,837,089
375,000	Series B, 3.375%, 4/1/2025	366,225
385,000	Series B, 3.500%, 4/1/2026	375,610
400,000	Series B, 3.600%, 4/1/2027	388,476
1,000,000	Series B, 5.000%, 4/1/2029, (NATL-RE FGIC)	1,011,440
1,070,000	West Virginia Hospital Finance Authority Lease Revenue Bonds (Veterans Nursing Home), 5.500%, 3/1/2019	1,071,198
1,000,000	West Virginia Hospital Finance Authority Revenue Bonds (ARCs Improvement), Series D, 5.375%, 6/1/2028, (AGM)	1,053,800
300,000	West Virginia Hospital Finance Authority Revenue Bonds (United Hospital Center, Inc. Project), Series A, 4.500%, 6/1/2026, (AMBAC)	299,142
	West Virginia Housing Development Fund Revenue Bonds:
600,000	Series A, 1.600%, 11/1/2017	600,882
685,000	Series A, 2.000%, 11/1/2018	685,055
325,000	Series A, 3.600%, 5/1/2022	330,700
1,340,000	Series A, 3.200%, 11/1/2023	1,331,022
1,000,000	Series A, 3.800%, 11/1/2024	1,012,560
	West Virginia School Building Authority Excess Lottery Revenue Bonds:
450,000	4.125%, 7/1/2017	495,616
450,000	4.250%, 7/1/2018	500,391
310,000	5.000%, 7/1/2026	331,805
500,000	Series A, 3.000%, 7/1/2025	450,280
700,000	Series A, 3.125%, 7/1/2026	627,620
200,000	Series B, 3.000%, 7/1/2018	211,184
370,000	Series B, 4.000%, 7/1/2023	383,043
515,000	West Virginia School Building Authority Lottery Revenue Capital Improvement Bonds, Series A, 5.000%, 7/1/2026	569,018
810,000	West Virginia State Road, General Obligation Bonds, 5.000%, 6/1/2024, (NATL-RE FGIC)	848,848
500,000	West Virginia State Road, General Obligation Unlimited Bonds, 5.000%, 6/1/2021, (NATL-RE FGIC)	526,865
	West Virginia State University Revenue Bonds:
300,000	Series A, 1.500%, 10/1/2016	292,266

Annual Report | December 31, 2013	35

Portfolio of Investments
WesMark West Virginia Municipal Bond Fund	December 31, 2013

Shares/Principal Amount		Value
$335,000	Series A, 3.000%, 10/1/2020	$322,672
340,000	Series A, 2.550%, 10/1/2021	313,245
	West Virginia University Revenue Bonds (West Virginia University Project):
425,000	2.625%, 10/1/2024	365,946
1,000,000	Series A, 5.500%, 4/1/2016, (NATL- RE)	1,102,300
500,000	Series B, 5.000%, 10/1/2021, (NATL- RE FGIC)	517,645
345,000	Series B, 5.000%, 10/1/2025	380,280
750,000	Series B, 4.125%, 10/1/2031	730,155
1,000,000	Series C, 5.000%, 10/1/2026, (NATL- RE FGIC)	1,035,290
1,275,000	Series C, 5.000%, 10/1/2027, (NATL- RE FGIC)	1,319,995
500,000	Series C, 5.000%, 10/1/2034, (AGM)	517,645
2,000,000	Series C, 5.000%, 10/1/2034, (NATL- RE FGIC)	2,070,580
1,090,000	West Virginia Water Development Authority Infrastructure Revenue Bonds (West Virginia Infrastructure Jobs Program), Series A, 4.750%, 10/1/2023, (AGM)	1,142,048
500,000	West Virginia Water Development Authority Revenue Bonds, Series A, 5.000%, 11/1/2035, (AGM)	517,200
1,395,000	West Virginia Water Development Authority Revenue Bonds (Loan Program), 4.000%, 11/1/2025	1,444,257
	West Virginia Water Development Authority Revenue Bonds (Loan Program II):
605,000	Series A-II, 3.000%,11/1/2024	584,829
600,000	Series A-II, 3.250%,11/1/2025	583,860
1,000,000	Series A-II, 5.000%,11/1/2025, (NATL-RE FGIC)	1,040,710
900,000	Series A-II, 4.250%,11/1/2026, (NATL-RE FGIC)	914,787
1,000,000	Series A-II, 5.000%, 11/1/2033, (NATL-RE FGIC)	1,027,590
725,000	Series B-II, 4.000%,11/1/2025	750,600
	West Virginia Water Development Authority Revenue Bonds (Loan Program IV):
500,000	Series A, 5.000%, 11/1/2019, (AGM)	532,215
1,000,000	Series B-IV, 5.125%,11/1/2024, (AMBAC)	1,044,190
650,000	SeriesB-IV, 4.750%,11/1/2035, (AMBAC)	663,136

Shares/Principal Amount		Value
$1,000,000	West Virginia, General Obligation Unlimited Bonds, Series A, 5.200%, 11/1/2026	$1,147,690
395,000	West Virginia, General Obligation Unlimited Bonds (Capital Appreciation Infrastructure), Series A, Zero Coupon , 11/1/2021, (NATL- RE FGIC)(1)	323,936
	Wheeling, West Virginia, Waterworks & Sewer System Revenue Bonds:
370,000	Series A, 3.250%, 6/1/2015	385,640
700,000	Series A, 3.500%, 6/1/2016, (AGM)	751,660
625,000	Series A, 3.000%, 6/1/2018	656,606
875,000	Series A, 3.000%, 6/1/2019	908,198
500,000	Series A, 4.250%, 6/1/2026, (AGM)	509,715
500,000	Series A, 4.750%, 6/1/2036, (AGM)	508,035

		100,055,216

TOTAL MUNICIPAL BONDS

(Cost $108,692,064)		107,763,045

SHORT TERM INVESTMENTS-1.9%
	Mutual Funds-1.9%
2,092,145	Federated U.S. Treasury Cash Reserve Fund 7-Day Yield 0.000% (at net asset value)	2,092,145

TOTAL SHORT TERM INVESTMENTS

(Cost $2,092,145)		2,092,145

TOTAL INVESTMENTS-99.2%
(Cost $110,784,209)		109,855,190
OTHER ASSETS AND LIABILITIES-NET(2)-0.8%		850,062

NET ASSETS-100.0%		$110,705,252

(1)	Non-income producing security.
(2)	Assets, other than investments in securities, less liabilities.

Note	:	The categories of investments are shown as a percentage of net assets at December 31, 2013.

The following acronyms are used throughout this portfolio:

AGM	- Assured Guaranty Municipal.
AMBAC	- AMBAC Indemnity Corp.
ARCs	- Auction Rate Certificates.
FGIC	- Financial Guaranty Insurance Co.
FSA	- Financial Security Assurance, Inc.
NATL-RE	- Third party insurer for municipal debt securities.

See Notes to Financial Statements which are an integral part of the Financial Statements.

36	www.wesmarkfunds.com

Statements of Assets and Liabilities
December 31, 2013

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
ASSETS:

Investments in securities, at value (cost - see below)	$92,400,940	$341,449,941	$88,251,411	$265,783,681	$109,855,190
Cash	–	13,750	–	–	–

RECEIVABLE FOR:
Dividends and interest	62,331	388,340	356,343	1,297,822	1,002,094
Investments sold	586,589	–	–	–	–
Fund shares sold	67,500	53,236	102,119	75,942	101,950
Prepaid expenses	15,581	39,037	11,965	31,290	15,596

Total Assets	93,132,941	341,944,304	88,721,838	267,188,735	110,974,830

LIABILITIES:

PAYABLE FOR:
Investments purchased	509,845	–	–	–	–
Fund shares redeemed	11,623	39,482	1,114	227,914	20,000
Income distribution payable	–	–	–	324,506	191,452
Fund Accounting and Administration fees	6,759	30,631	7,640	20,859	11,133
Audit and Legal fees	14,948	14,948	16,948	16,948	16,948
Shareholder Services fee (Note 5)	18,907	69,738	18,683	54,805	25,710
Transfer Agency fees	3,736	7,197	3,804	4,534	2,737
Registration fees	–	–	1,088	746	240
Printing and Postage fees	1,128	1,116	1,109	1,120	1,310
Trustees’ fees and expenses	26	26	26	26	26
Other accrued liabilities and expenses	115	14	111	54	22

Total Liabilities	567,087	163,152	50,523	651,512	269,578

Net Assets	$92,565,854	$341,781,152	$88,671,315	$266,537,223	$110,705,252

NET ASSETS CONSIST OF :

Paid - in capital	$54,356,405	$225,987,558	$70,993,000	$270,230,570	$111,553,485
Accumulated net investment income	–	–	26,034	137,883	29
Accumulated net realized gain (loss) on investments	269,952	1,622,721	589,762	(596,488)	80,757
Net unrealized appreciation (depreciation) on investments	37,939,497	114,170,873	17,062,519	(3,234,742)	(929,019)

Net Assets	$92,565,854	$341,781,152	$88,671,315	$266,537,223	$110,705,252

Shares Outstanding, No Par Value, Unlimited Shares Authorized	6,729,807	19,109,071	7,333,075	27,264,784	10,892,579
Net asset value, offering price & redemption price per share	$13.75	$17.89	$12.09	$9.78	$10.16

Investments, at identified cost	$54,461,443	$227,279,068	$71,188,892	$269,018,423	$110,784,209

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	37

Statements of Operations

For the Year Ended December 31, 2013

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes*	$400,183	$4,819,997	$1,313,045	$220	$42
Interest	–	–	971,493	7,322,524	4,100,739

Total Investment Income	400,183	4,819,997	2,284,538	7,322,744	4,100,781

EXPENSES:

Investment adviser fee (Note 5)	597,211	2,310,699	600,375	1,608,458	683,198
Fund Accounting and Administration fee (Note 5)	69,969	239,614	76,334	233,535	114,578
Custodian fees (Note 5)	15,865	37,456	15,665	33,672	18,237
Transfer agent fees	30,973	56,107	31,946	37,652	28,492
Trustees’ fees (Note 8)	11,869	37,592	11,885	33,426	15,848
Auditing fees	19,290	19,290	21,290	21,290	21,290
Legal fees	14,738	14,738	14,738	14,738	16,243
Shareholder services fee (Note 5)	199,070	770,233	200,125	670,191	284,666
Registration fees	13,960	15,202	15,294	14,708	10,962
Printing and Postage fees	5,823	5,802	5,787	5,830	6,429
Insurance premiums	5,746	24,518	6,192	24,737	9,847
Miscellaneous	2,329	10,135	2,508	10,036	3,708

Total Expenses	986,843	3,541,386	1,002,139	2,708,273	1,213,498

WAIVERS AND REIMBURSEMENTS (NOTE 5):

Waiver/reimbursement of investment adviser fee	–	–	–	–	(113,866)

Net Expenses	986,843	3,541,386	1,002,139	2,708,273	1,099,632

Net Investment Income (Loss)	(586,660)	1,278,611	1,282,399	4,614,471	3,001,149

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	785,664	8,353,150	2,008,976	(193,594)	140,487
Long-term capital gain distributions from other investment companies	–	–	28,374	–	–
Net change in unrealized appreciation (depreciation) of investments	26,649,341	82,508,777	6,890,717	(14,100,627)	(6,211,654)

Net realized and unrealized gain (loss) on investments	27,435,005	90,861,927	8,928,067	(14,294,221)	(6,071,167)

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,848,345	$92,140,538	$10,210,466	$(9,679,750)	$(3,070,018)

* Foreign tax withholding	$1,656	$47,619	$6,574	–	–

See Notes to Financial Statements which are an integral part of the Financial Statements.

38	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark Small Company Growth Fund		WesMark Growth Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income (loss)	$(586,660)	$(416,163)	$1,278,611	$1,808,694
Net realized gain on investments	785,664	4,260,288	8,353,150	16,439,011
Net change in unrealized appreciation (depreciation) on investments	26,649,341	(1,161,330)	82,508,777	12,079,543

Net increase in net assets resulting from operations	26,848,345	2,682,795	92,140,538	30,327,248

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	–	–	(1,445,950)	(1,643,379)
From net realized capital gains	(1,426,900)	(3,344,060)	(7,878,306)	(6,200,088)

Decrease in net assets from distributions to shareholders	(1,426,900)	(3,344,060)	(9,324,256)	(7,843,467)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	6,384,292	6,334,583	16,503,884	15,341,041
Shares issued in reinvestment of distributions	653,617	1,544,826	3,716,533	3,126,672
Cost of shares redeemed	(7,154,837)	(7,499,325)	(33,395,185)	(29,478,995)

Net increase (decrease) resulting from beneficial interest transactions	(116,928)	380,084	(13,174,768)	(11,011,282)

Net Increase (Decrease) in Net Assets	25,304,517	(281,181)	69,641,514	11,472,499

NET ASSETS:
Beginning of Year	67,261,337	67,542,518	272,139,638	260,667,139

End of Year*	$92,565,854	$67,261,337	$341,781,152	$272,139,638

*Including accumulated net investment income of:	–	–	–	$98,315

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	39

Statements of Changes in Net Assets

	WesMark Balanced Fund		WesMark Government Bond Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$1,282,399	$1,294,223	$4,614,471	$4,887,517
Net realized gain (loss) on investments	2,008,976	2,087,810	(193,594)	1,257,109
Long - term capital gain distributions from other investment companies	28,374	–	–	–
Net change in unrealized appreciation (depreciation) on investments	6,890,717	2,088,548	(14,100,627)	1,045,317

Net increase (decrease) in net assets resulting from operations	10,210,466	5,470,581	(9,679,750)	7,189,943

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(1,345,028)	(1,240,812)	(5,303,544)	(5,429,108)
From net realized capital gains	(1,543,365)	(1,448,886)	–	(517,359)

Decrease in net assets from distributions to shareholders	(2,888,393)	(2,689,698)	(5,303,544)	(5,946,467)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	16,042,601	10,049,295	36,047,370	33,800,634
Shares issued in reinvestment of distributions	566,898	492,879	1,193,945	1,378,218
Cost of shares redeemed	(6,356,348)	(6,902,235)	(27,093,780)	(21,515,111)

Net increase resulting from beneficial interest transactions	10,253,151	3,639,939	10,147,535	13,663,741

Net Increase (Decrease) in Net Assets	17,575,224	6,420,822	(4,835,759)	14,907,217

NET ASSETS:
Beginning of Year	71,096,091	64,675,269	271,372,982	256,465,765

End of Year*	$88,671,315	$71,096,091	$266,537,223	$271,372,982

*Including accumulated net investment income of:	$26,034	$72,889	$137,883	$424,062

See Notes to Financial Statements which are an integral part of the Financial Statements.

40	www.wesmarkfunds.com

Statements of Changes in Net Assets

	WesMark West Virginia Municipal Bond Fund
	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS

Net investment income	$3,001,149	$2,988,411
Net realized gain on investments	140,487	533
Net change in unrealized appreciation (depreciation) on investments	(6,211,654)	1,641,654

Net increase (decrease) in net assets resulting from operations	(3,070,018)	4,630,598

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 4)

From net investment income	(2,988,007)	(2,973,761)
From net realized capital gains	(141,224)	(181,168)

Decrease in net assets from distributions to shareholders	(3,129,231)	(3,154,929)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3)

Proceeds from sale of shares	14,919,342	22,845,389
Shares issued in reinvestment of distributions	699,066	597,056
Cost of shares redeemed	(13,088,796)	(9,661,189)

Net increase resulting from beneficial interest transactions	2,529,612	13,781,256

Net Increase (Decrease) in Net Assets	(3,669,637)	15,256,925

NET ASSETS:
Beginning of Year	114,374,889	99,117,964

End of Year*	$110,705,252	$114,374,889

*Including accumulated net investment income of:	$29	$111

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	41

Financial Highlights
WesMark Small Company Growth Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.00	$10.09	$10.82	$8.76	$6.06	$8.88

Income (Loss) from Investment Operations:
Net Investment Loss	(0.09)	(0.06)	(0.07)	(0.03)	(0.05)	(0.04)(3)
Net Realized and Unrealized Gain (Loss) on investments	4.05	0.48	0.08	2.21	2.77	(2.77)

Total from Investment Operations	3.96	0.42	0.01	2.18	2.72	(2.81)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Realized Gain on Investments	(0.21)	(0.51)	(0.74)	(0.12)	(0.02)	(0.01)

Total Distributions	(0.21)	(0.51)	(0.74)	(0.12)	(0.02)	(0.01)

Net Asset Value, End of Period	$13.75	$10.00	$10.09	$10.82	$8.76	$6.06

Total Return(4)	39.95%	4.14%	0.07%	24.88%	45.00%	(31.66)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.24%	1.27%	1.29%	1.32%	1.42%(5)	1.38%
Net Investment Loss	(0.74)%	(0.62)%	(0.67)%	(0.36)%	(0.74)%(5)	(0.48)%
Expense Waiver/Reimbursement(6)	–	–	–	–	0.06%(5)	0.16%
Net Assets Value End of Period (000 omitted)	$92,566	$67,261	$67,543	$70,765	$54,127	$33,808
Portfolio Turnover Rate	15%	71%	89%	101%	80%	84%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)	Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.
(3)	Per share numbers have been calculated using the average shares method.
(4)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(5)	Ratios for periods of less than a year are annualized.
(6)	This expense decrease is reflected in both the net expense and the net investment loss ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

42	www.wesmarkfunds.com

Financial Highlights
WesMark Growth Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$13.64	$12.55	$13.45	$11.32	$8.44	$12.90

Income (Loss) from Investment Operations:
Net Investment Income	0.07	0.09	0.06	0.04	0.08	0.07
Net Realized and Unrealized Gain (Loss) on investments	4.66	1.39	(0.89)	2.13	2.88	(4.39)

Total from Investment Operations	4.73	1.48	(0.83)	2.17	2.96	(4.32)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.07)	(0.08)	(0.07)	(0.04)	(0.08)	(0.07)
From Net Realized Gain on Investments	(0.41)	(0.31)	–	–	–	(0.07)

Total Distributions	(0.48)	(0.39)	(0.07)	(0.04)	(0.08)	(0.14)

Net Asset Value, End of Period	$17.89	$13.64	$12.55	$13.45	$11.32	$8.44

Total Return(3)	34.92%	11.75%	(6.13)%	19.23%	35.18%	(33.75)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.15%	1.16%	1.17%	1.19%	1.24%(4)	1.25%
Net Investment Income	0.42%	0.66%	0.52%	0.35%	0.88%(4)	0.64%
Expense Waiver/Reimbursement(5)	–	–	–	–	0.00%(4)(6)	0.01%
Net Assets Value End of Period (000 omitted)	$341,781	$272,140	$260,667	$275,893	$230,006	$173,142
Portfolio Turnover Rate	19%	83%	95%	87%	58%	91%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)	Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.
(6)	Less than 0.005%.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	43

Financial Highlights
WesMark Balanced Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$11.02	$10.56	$10.23	$9.31	$7.58	$10.08

Income (Loss) from Investment Operations:
Net Investment Income	0.19	0.21	0.18	0.15	0.14	0.16
Net Realized and Unrealized Gain (Loss) on investments	1.30	0.68	0.33	0.95	1.72	(2.22)

Total from Investment Operations	1.49	0.89	0.51	1.10	1.86	(2.06)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.20)	(0.18)	(0.18)	(0.13)	(0.16)
From Net Realized Gain on Investments	(0.22)	(0.23)	–	–	–	(0.28)

Total Distributions	(0.42)	(0.43)	(0.18)	(0.18)	(0.13)	(0.44)

Net Asset Value, End of Period	$12.09	$11.02	$10.56	$10.23	$9.31	$7.58

Total Return(3)	13.57%	8.44%	5.08%	11.90%	24.81%	(21.23)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.25%	1.27%	1.31%	1.32%	1.43%(4)	1.44%
Net Investment Income	1.60%	1.87%	1.77%	1.54%	1.82%(4)	1.74%
Expense Waiver/Reimbursement(5)	–	–	–	–	0.01%(4)	0.10%
Net Assets Value End of Period (000 omitted)	$88,671	$71,096	$64,675	$59,780	$51,434	$42,318
Portfolio Turnover Rate	26%	31%	38%	59%	35%	52%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)	Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

44	www.wesmarkfunds.com

Financial Highlights
WesMark Government Bond Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.34	$10.29	$10.09	$10.09	$10.01	$9.97

Income (Loss) from Investment Operations:
Net Investment Income	0.17	0.19	0.24	0.26	0.32	0.41
Net Realized and Unrealized Gain (Loss) on investments	(0.53)	0.09	0.23	0.04	0.09	0.05

Total from Investment Operations	(0.36)	0.28	0.47	0.30	0.41	0.46

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.20)	(0.21)	(0.24)	(0.26)	(0.33)	(0.42)
From Net Realized Gain on Investments	–	(0.02)	(0.03)	(0.04)	–	–

Total Distributions	(0.20)	(0.23)	(0.27)	(0.30)	(0.33)	(0.42)

Net Asset Value, End of Period	$9.78	$10.34	$10.29	$10.09	$10.09	$10.01

Total Return(3)	(3.53)%	2.75%	4.71%	2.96%	4.13%	4.70%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	1.01%	1.01%	1.02%	1.02%	1.07%(4)	1.11%
Net Investment Income	1.72%	1.84%	2.31%	2.57%	3.46%(4)	4.19%
Expense Waiver/Reimbursement(5)	–	–	–	–	0.00%(4)(6)	0.01%
Net Assets Value End of Period (000 omitted)	$266,537	$271,373	$256,466	$255,299	$238,343	$204,748
Portfolio Turnover Rate	26%	56%	69%	60%	42%	24%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)	Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.
(6)	Less than 0.005%.

See Notes to Financial Statements which are an integral part of the Financial Statements.

Annual Report | December 31, 2013	45

Financial Highlights
WesMark West Virginia Municipal Bond Fund

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011 (1)	For the Year Ended December 31, 2010	Period Ended December 31, 2009 (2)	For the Year Ended January 31, 2009
PER COMMON SHARE OPERATING PERFORMANCE

Net Asset Value Beginning of Period	$10.72	$10.56	$10.15	$10.31	$10.02	$10.39

Income (Loss) from Investment Operations:
Net Investment Income	0.27	0.30	0.33	0.35	0.32	0.35
Net Realized and Unrealized Gain (Loss) on investments	(0.55)	0.18	0.42	(0.15)	0.29	(0.37)

Total from Investment Operations	(0.28)	0.48	0.75	0.20	0.61	(0.02)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From Net Investment Income	(0.27)	(0.30)	(0.33)	(0.34)	(0.32)	(0.35)
From Net Realized Gain on Investments	(0.01)	(0.02)	(0.01)	(0.02)	–	–

Total Distributions	(0.28)	(0.32)	(0.34)	(0.36)	(0.32)	(0.35)

Net Asset Value, End of Period	$10.16	$10.72	$10.56	$10.15	$10.31	$10.02

Total Return(3)	(2.58)%	4.53%	7.52%	1.94%	6.13%	(0.12)%

RATIOS TO AVERAGE NET ASSETS

Net Expenses	0.97%	0.97%	0.99%	0.97%	1.07%(4)	1.12%
Net Investment Income	2.64%	2.78%	3.24%	3.35%	3.41%(4)	3.50%
Expense Waiver/Reimbursement(5)	0.10%	0.10%	0.10%	0.10%	0.10%(4)	0.10%
Net Assets Value End of Period (000 omitted)	$110,705	$114,375	$99,118	$86,642	$85,600	$77,436
Portfolio Turnover Rate	15%	17%	15%	22%	7%	16%

(1)	Beginning with the year ended December 31, 2011, the Fund was audited by Cohen Fund Audit Services, Ltd. The previous years were audited by another independent registered public accounting firm.
(2)	Effective March 17, 2009, the Fund’s Board of Trustees approved changing the fiscal year-end of the Trust from January 31 to December 31, 2009; as presented above, the period represents February 1, 2009 through December 31, 2009.
(3)	Based on net asset value, which does not reflect the sales charge, contingent deferred sales charge or redemption fee, if applicable. Total return not annualized for periods less than one full year.
(4)	Ratios for periods of less than a year are annualized.
(5)	This expense decrease is reflected in both the net expense and the net investment income ratios shown.

See Notes to Financial Statements which are an integral part of the Financial Statements.

46	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2013

1. ORGANIZATION

WesMark Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund (“Small Company Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Growth Fund (“Growth Fund”)	Diversified	To achieve capital appreciation
WesMark Balanced Fund (“Balanced Fund”)	Diversified	To achieve capital appreciation and income
WesMark Government Bond Fund (“Government Bond Fund”)	Diversified	To achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund (“West Virginia Municipal Bond Fund”)	Non-diversified	To achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

The accompanying financial statements were prepared in accordance with GAAP in the United States, which require the use of estimates made by management of the Funds. Actual results could differ from those estimated.

Investment Valuation – In calculating their net asset value (NAV), the Funds generally value investments as follows:

››	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.

››

Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

››	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

››	Shares of other mutual funds are valued based upon their reported NAVs.

If the Funds cannot obtain a price or price evaluation from a pricing service for an investment, the Funds may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Funds use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Funds could purchase or sell an investment at the price used to calculate the Funds’ NAVs.

Fair Valuation and Significant Events Procedures –The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. The Funds normally use mean evaluations (a price evaluation indicative of a price between the bid and asked prices for an investment) for fixed-income securities. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

››	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
››	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE,

Annual Report | December 31, 2013	47

Notes to Financial Statements

December 31, 2013

actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets; and
››

Corporate announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

Level 2—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used as of December 31, 2013, in valuing the Funds’ investments carried at fair value:

Small Company Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$84,916,419	$–	$–	$84,916,419
Exchange Traded Funds	3,877,610	–	–	3,877,610
Short Term Investments	3,606,911	–	–	3,606,911
Total	$92,400,940	$–	$–	$92,400,940

Growth Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$339,534,215	$–	$–	$339,534,215
Short Term Investments	1,915,726	–	–	1,915,726
Total	$341,449,941	$–	$–	$341,449,941

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Notes to Financial Statements
December 31, 2013

Balanced Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$51,472,059	$–	$–	$51,472,059
Exchange Traded Funds	2,220,735	–	–	2,220,735
Preferred Stocks	1,201,950	–	–	1,201,950
Corporate Bonds	–	14,920,315	–	14,920,315
U.S. Government Agency - Collateralized Mortgage Obligations	–	2,750,140	–	2,750,140
U.S. Government Agency - Mortgage Backed Securities	–	1,787,912	–	1,787,912
U.S. Government Agency Securities	–	4,171,763	–	4,171,763
Taxable Municipal Bonds	–	4,852,774	–	4,852,774
Tax Exempt Municipal Bonds	–	505,720	–	505,720
Short Term Investments	4,368,043	–	–	4,368,043
Total	$59,262,787	$28,988,624	$–	$88,251,411

Government Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Agency - Collateralized Mortgage Obligations	$–	$129,709,096	$–	$129,709,096
U.S. Government Agency - Mortgage Backed Securities	–	46,776,451	–	46,776,451
U.S. Government Agency Securities	–	16,088,603	–	16,088,603
U.S. Treasury Bonds	–	11,412,496	–	11,412,496
Taxable Municipal Bonds	–	49,773,031	–	49,773,031
Short Term Investments	12,024,004	–	–	12,024,004
Total	$12,024,004	$253,759,677	$–	$265,783,681

West Virginia Municipal Bond Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$107,763,045	$–	$107,763,045
Short Term Investments	2,092,145	–	–	2,092,145
Total	$2,092,145	$107,763,045	$–	$109,855,190

All securities of the Funds were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2013. Thus, a reconciliation of assets in which unobservable inputs (Level 3) were used is not applicable for the Funds.

There were no transfers into and out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

*For detailed descriptions of sector and/or geography classifications, see the accompanying Portfolio of Investments.

Investment Income, Expenses and Distributions – Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Trust level expenses are allocated to each Fund based on net assets, equally

Annual Report | December 31, 2013	49

Notes to Financial Statements

December 31, 2013

across all Funds, or to a specific Fund, whichever is deemed most appropriate for a particular expense. Each Fund pays its own expenses.

Distributions of net investment income, if any, for the Small Company Growth Fund and Growth Fund are declared and paid quarterly. Distributions of net investment income for the Balanced Fund are declared and paid monthly, and distributions of net investment income for the Government Bond Fund and West Virginia Municipal Bond Fund are declared daily and paid monthly. Distributions of capital gains, if any, for Small Company Growth Fund, Growth Fund, Balanced Fund, Government Bond Fund, and West Virginia Municipal Bond Fund, are declared and paid annually.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, (the “Code”) and to distribute to shareholders each year substantially all of its income. As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have not incorporated uncertain tax positions that require a provision for income taxes and federal and state taxing authorities.

The Funds may be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income gains are earned.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions –The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

50	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2013

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Small Company Growth Fund
Shares sold	550,289	629,749
Shares issued to shareholders in payment of distributions declared	55,174	153,185
Shares redeemed	(603,118)	(751,421)
Net increase resulting from share transactions	2,345	31,513
Common shares outstanding, end of year	6,729,807	6,727,462

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Growth Fund
Shares sold	1,043,796	1,137,871
Shares issued to shareholders in payment of distributions declared	217,708	228,860
Shares redeemed	(2,105,935)	(2,175,350)
Net decrease resulting from share transactions	(844,431)	(808,619)
Common shares outstanding, end of year	19,109,071	19,953,502

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Balanced Fund
Shares sold	1,374,875	908,097
Shares issued to shareholders in payment of distributions declared	47,941	44,625
Shares redeemed	(543,816)	(620,416)
Net increase resulting from share transactions	879,000	332,306
Common shares outstanding, end of year	7,333,075	6,454,075

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Government Bond Fund
Shares sold	3,587,058	3,263,580
Shares issued to shareholders in payment of distributions declared	118,593	132,875
Shares redeemed	(2,693,816)	(2,077,202)
Net increase resulting from share transactions	1,011,835	1,319,253
Common shares outstanding, end of year	27,264,784	26,252,949

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
West Virginia Municipal Bond Fund
Shares sold	1,422,049	2,134,305
Shares issued to shareholders in payment of distributions declared	67,235	55,697
Shares redeemed	(1,268,300)	(900,387)
Net increase resulting from share transactions	220,984	1,289,615
Common shares outstanding, end of year	10,892,579	10,671,595

Annual Report | December 31, 2013	51

Notes to Financial Statements
December 31, 2013

4. FEDERAL TAX INFORMATION AND TAX BASIS

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to paydown adjustments and net operating loss. For the Funds’ most recent year ended December 31, 2013, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase/(Decrease)
Fund Name	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Small Company Growth Fund	$(586,660)	$586,660	$–
Growth Fund	$–	$69,024	$(69,024)
Balanced Fund	$–	$15,774	$(15,774)
Government Bond Fund	$–	$402,894	$(402,894)
West Virginia Municipal Bond Fund	$(2)	$(13,224)	$13,226

Included in the amounts reclassified for Small Company Growth Fund was a net operating loss offset to paid in capital of $ 586,660.

Net investment income (loss), net realized gains (losses), and total net assets were not affected by this reclassification.

For federal income tax purposes, the following amounts apply as of December 31, 2013:

Fund Name	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Income Tax Purposes
Small Company Growth Fund	$37,980,005	$(40,508)	$37,939,497	$54,461,443
Growth Fund	$114,334,378	$(163,505)	$114,170,873	$227,279,068
Balanced Fund	$17,926,686	$(864,167)	$17,062,519	$71,188,892
Government Bond Fund	$3,833,180	$(7,067,922)	$(3,234,742)	$269,018,423
West Virginia Municipal Bond Fund	$1,913,336	$(2,799,837)	$(886,501)	$110,741,691

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2013 and December 31, 2012 were as follows:

	For Year Ended December 31, 2013
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$1,426,900	$1,426,900
Growth Fund	$–	$2,718,535	$6,605,721	$9,324,256
Balanced Fund	$–	$1,345,028	$1,543,365	$2,888,393
Government Bond Fund	$–	$5,303,544	$–	$5,303,544
West Virginia Municipal Bond Fund	$2,988,057	$11,718	$129,456	$3,129,231

	For Year Ended December 31, 2012
Fund Name	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gain	Total
Small Company Growth Fund	$–	$–	$3,344,060	$3,344,060
Growth Fund	$–	$1,643,379	$6,200,088	$7,843,467
Balanced Fund	$–	$1,240,812	$1,448,886	$2,689,698
Government Bond Fund	$–	$5,478,062	$468,405	$5,946,467
West Virginia Municipal Bond Fund	$2,973,725	$5,686	$175,518	$3,154,929

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

52	www.wesmarkfunds.com

Notes to Financial Statements
December 31, 2013

As of December 31, 2013, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed tax- exempt income	Undistributed net investment income	Accumulated net realized gain (loss) on investments	Net unrealized appreciation (depreciation) on investments	Total
Small Company Growth Fund	$–	$–	$269,952	$37,939,497	$38,209,449
Growth Fund	$–	$46,575	$1,576,146	$114,170,873	$115,793,594
Balanced Fund	$–	$26,034	$589,762	$17,062,519	$17,678,315
Government Bond Fund	$–	$137,883	$(596,488)	$(3,234,742)	$(3,693,347)
West Virginia Municipal Bond Fund	$29	$–	$38,239	$(886,501)	$(848,233)

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

The Government Bond Fund elects to defer to the year ending December 31, 2014, capital losses recognized during the period November 1, 2013 to December 31, 2013 in the amount of $49,929.

The Fund has available the following Capital Loss Carryforwards:

Fund Name	ST	LT
Government Bond Fund	$287,588	$258,971

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee –WesBanco Investment Department is the Funds’ investment adviser (the “Adviser”). The Advisory Agreement between the Funds and the Adviser provides for an annual fee equal to the percentage of each Fund’s average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Government Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

For the year ended December 31, 2013, the Adviser waived the following fees. This waiver may only be terminated by agreement of the Board of Trustees.

Fund Name	Adviser Fee Waiver
West Virginia Municipal Bond Fund	$113,866

Administrative Fee – ALPS Fund Services, Inc. (“ALPS”) provides the Funds with certain administrative personnel and services. The fees paid to ALPS are based on an annual rate of 0.07% of the daily average aggregate net assets of the Trust for the period, subject to a $650,000 annual minimum (on the Trust level). Fees are allocated to each Fund based on daily net assets (each Fund’s net assets as a percentage of total Trust net assets).

Distribution (12b-1) Fee – ALPS Distributors, Inc. (“ADI”) serves as the Funds’ distributor.

The Funds’ Trustees previously adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds could have compensated the distributor from the net assets of the Funds to finance activities intended to result in sale of each Fund’s shares. The Plan specified that the Funds may have incurred distribution expenses at 0.25% of the daily net assets of each Fund. The Plan expired on August 31, 2007, and the Funds’ Trustees did not approve its renewal.

Shareholder Services Fee – Under the terms of a Shareholder Services Agreements with WesBanco Bank (“WesBanco”) and other financial institutions, the Funds may pay WesBanco, or other financial institutions, up to 0.25% of average daily net assets. The fee is used to finance certain services for shareholders and to maintain shareholder accounts. WesBanco and the financial institutions may voluntarily choose to waive any portion of its fee. WesBanco and the financial institutions can modify or terminate this voluntary waiver at any time at their sole discretion.

Recordkeeping Fee – The Funds may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders.

Custodian Fees – WesBanco is the Funds’ custodian. The custodian fee paid to WesBanco is based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses. WesBanco may voluntarily choose to waive any portion of its fee. WesBanco can modify or terminate this voluntary waiver at any time at its sole discretion.

Annual Report | December 31, 2013	53

Notes to Financial Statements

December 31, 2013

General – Certain Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2013, were as follows:

Fund	Purchases	Sales
Small Company Growth Fund	$11,356,928	$13,471,467
Growth Fund	55,899,196	64,360,343
Balanced Fund	24,047,915	18,576,635
Government Bond Fund	61,265,815	54,899,918
West Virginia Municipal Bond Fund	18,883,044	17,340,111

Purchases and Sales of U.S. Government Securities, other than short-term securities, for the year ended December 31, 2013, were as follows:

Fund	Purchases	Sales
Balanced Fund	$2,910,925	$1,000,000
Government Bond Fund	10,807,627	11,959,219

7. CONCENTRATION OF RISK

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2013, 42% of the securities in the portfolio were backed by letters of credit, bond insurance of various financial institutions, or financial guaranty assurance agencies.

Additionally, the Funds may invest a portion of their assets in securities of companies that are deemed by the Funds’ management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

8. COMPENSATION OF TRUSTEES

None of the Trustees is entitled to receive any retirement, pension plans or deferred compensation benefits from the Trust. Interested Trustees receive the same compensation as Independent Trustees. No officers of the Funds are compensated by the Funds, but officers may be reimbursed by the Funds for travel and related expenses incurred in performing their duties.

54	www.wesmarkfunds.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees WesMark Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WesMark Funds comprising WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, and WesMark West Virginia Municipal Bond Fund (the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to December 31, 2011, were audited by other auditors whose report dated February 25, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting WesMark Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 27, 2014

Annual Report | December 31, 2013	55

Shareholder Expense Example

December 31, 2013 (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and to the extent applicable, shareholder services fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expense Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expense Paid During Period(1)	Net Expense Ratios(2)
WesMark Small Company Growth Fund
Actual Fund Return	$1,000.00	$1,230.20	$6.86	1.22%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%
WesMark Growth Fund
Actual Fund Return	$1,000.00	$1,185.50	$6.33	1.15%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
WesMark Balanced Fund
Actual Fund Return	$1,000.00	$1,078.30	$6.50	1.24%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
WesMark Government Bond Fund
Actual Fund Return	$1,000.00	$990. 30	$5.07	1.01%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.11	$5.14	1.01%
WesMark West Virginia Municipal Bond Fund
Actual Fund Return	$1,000.00	$1,003.40	$4.85	0.96%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,020.37	$4.89	0.96%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(2)	Annualized, based on the Fund’s most recent fiscal half year expenses.

56	www.wesmarkfunds.com

Board of Trustees and Trust Officers
December 31, 2013 (Unaudited)

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds as of December 31, 2013. Where required, the tables separately list Board members who are “interested persons” of the Funds (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The WesMark Fund Complex consists of one Investment Company (comprising five portfolios). Unless otherwise noted, each Officer is elected annually and each Board member oversees all portfolios in the WesMark Fund Complex and serves for an indefinite term.

Name Age Address* Date Service Began	Principal Occupations in Past Five Years, other Directorships Held and Previous Positions

Independent Trustees

Lawrence E. Bandi Age: 59	Principal Occupations: VP/Chief Financial Officer, MPD Corporation (Property Management), Wheeling, WV

TRUSTEE Began serving: September 2004

Other Directorships: Special Wish Foundation; Wheeling Convention and Visitors Bureau (Economic Development), Catholic Charities West Virginia, Inc. (Charity), and Welty Corporation; Wheeling National Heritage Area Corporation (Preservation), West Virginia Community College Foundation.

Previous Positions: President and Chief Executive Officer, Valley National Gases, Inc. (Gas Supplier); Chief Financial Officer & Vice President, West Virginia Northern Community College (Education).

Mark M. Gleason Age: 63	Principal Occupation: Managing Director, Gleason & Associates (Certified Public Accounting and Consulting Firm/Majority Shareholder)

TRUSTEE Began serving: January 2011	Other Directorships: Trustee, Various Asbestos Trusts (Investment of Assets and Claim Payment).

Richard A. Hay Age: 67	Principal Occupation: Retired

Previous Occupation: Senior Vice President, UBS Financial Services (Financial Services).
TRUSTEE Began serving: December 2008

Interested Trustee

Robert E. Kirkbride** Age: 74 CHAIRMAN AND TRUSTEE Began serving: September 2004

Principal Occupations and Other Directorships: Paid Consultant to the Executive Loan Committee of WesBanco Bank, Inc. (Financial Services); President and Director, Ohio Valley Land Company (Real Estate Development); Director, The Mountain Company (Holding Company); Director, The Laurel Management Group (Holding Company); President and Director, Thunder Corporation (Oil and Gas Production); Member and Manager, Marietta Ventures LLC (Real Estate Development and Related Consulting); President and Director Spartan Foundation (Private Foundation).

*	All Trustees may be reached via the Funds at 1290 Broadway, Suite 1100, Denver, CO, 80203.

**

Mr. Kirkbride is an interested person due to his security holdings in WesBanco, Inc. The Funds’ investment adviser, WesBanco Investment Department, is a division of WesBanco Bank, Inc., a wholly owned subsidiary of WesBanco, Inc. Mr. Kirkbride previously served as a Director for WesBanco, Inc. and WesBanco Bank, Inc., and currently serves as a paid consultant to the Executive Loan Committee of WesBanco Bank, Inc.

Annual Report | December 31, 2013	57

Board of Trustees and Trust Officers

December 31, 2013 (Unaudited)

Name, Age, Address	Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Officers

David B. Ellwood Age: 57 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF EXECUTIVE OFFICER PRESIDENT Began serving: January 2013

Principal Occupations: Co-Portfolio Manager, President of the WesMark Funds; Executive Vice President, WesBanco Trust and Investment Services.

Previous Positions: Chief Financial Officer, WesMark Funds 2009 to January 2013; Vice President, WesMark Funds September 2004 to January 2013.

Deborah Ferdon Age: 61 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupations: Chief Compliance Officer of the WesMark Funds; Chief Compliance Officer and Executive Vice President of WesBanco Investment Department and WesBanco Trust and Investment Services Registered Principal of WesBanco Securities, Inc.

Steven Kellas Age: 47 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	CHIEF FINANCIAL OFFICER TREASURER Began serving: January 2013	Principal Occupations: Co-Portfolio Manager of the WesMark Funds; Senior Vice President WesBanco Trust and Investment Services.

Scott Love Age: 37 WesBanco Trust and Investment Services One Bank Plaza Wheeling, WV 26003	VICE PRESIDENT Began serving: February 2013	Principal Occupation: Co-Portfolio Manager of the WesMark Funds, Vice President WesBanco Trust and Investment Services.

Todd P. Zerega Age: 39 225 Fifth Avenue Pittsburgh, PA 15222	SECRETARY Began serving: September 2004	Principal Occupation: Partner, Reed Smith LLP.

JoEllen L. Legg Age: 52 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT SECRETARY Began serving: March 2009

Principal Occupation: Vice President and Assistant General Counsel, ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributors, Inc.

Previous Positions: Senior Counsel, Adelphia Communications Corporation, 2005 to 2007; Associate Counsel, Patton Boggs LLP, 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998 to 2004.

Pete Greenly Age: 45 1290 Broadway, Suite 1100 Denver, CO 80203	ASSISTANT TREASURER Began serving: August 2012

Principal Occupation: Fund Controller, ALPS Fund Services, Inc. since June 2012.

Previous Positions: Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 - 2010, Manager of Fund Accounting and Operations With Founders Asset Management, LLC from 1994 – 2006.

The Funds’ current Statement of Additional Information contains additional information about the Funds’ Trustees and is available, without charge, upon request, by calling the Funds toll-free at 1-800-864-1013.

58	www.wesmarkfunds.com

Board Review of Advisory Contract
December 31, 2013 (Unaudited)

As required by the 1940 Act, the Board of Trustees (“Board” or “Trustees”) of the WesMark Funds (“Funds”) has reviewed, at its May 2013 meeting, the Funds’ investment advisory contract with WesBanco Investment Department (“Adviser”). The Board met telephonically in April 2013 to discuss the materials received in connection with their consideration of the renewal of the investment advisory agreement and confirmed that no further requests for information from the Adviser were necessary at that time. Following a review and recommendation of approval by the Funds’ Independent Trustees at the May meeting, the Board reviewed and approved the continuation of the Funds’ investment advisory agreement with the Adviser for the one-year period commencing on May 31, 2013. The Board’s decision to approve the investment advisory agreement reflects the exercise of its business judgment on whether to continue the existing arrangements.

The Board is aware that various courts, including the United States Supreme Court, have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation: the nature, extent and quality of the services provided by the Adviser, including the investment performance of a Fund and the Adviser; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a Fund grows larger and whether fee levels reflect these economies of scale; any profits or indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with a Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser’s services and fees. The Funds’ Board is aware of these factors and is guided by them in its review of the Funds’ advisory contract to the extent they are appropriate and relevant, as discussed further below.

In connection with its review, the Board requests and receives a significant amount of detailed information about the Funds and the WesBanco organization. The Adviser and other service providers of the Funds provide much of this information at each regular meeting of the Board, and furnish additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board receives additional information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: the Adviser’s investment philosophy, personnel, and processes; a Fund’s short- and long-term performance (in absolute terms, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; a Fund’s expenses (including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for any expense limitations); the use and allocation of brokerage commissions derived from trading a Fund’s portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates; compliance and audit reports concerning the Funds and the WesBanco companies that service them; and

relevant developments in the mutual fund industry and how the Funds and/or the Adviser are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. Changing circumstances drive the criteria considered and the emphasis placed on relevant criteria.

With respect to the nature and quality of the services provided by the Adviser, the Board received and considered information concerning the nature, extent and quality of the services provided to the Funds. The Trustees considered the background and experience of the members of the portfolio management teams responsible for the day-to-day management of the Funds and considered the changes to the portfolio management teams for the Funds that had been implemented at the beginning of 2013. In this regard the Board noted the need for the Adviser to provide competitive compensation in order to attract and retain talented portfolio manager personnel. The Board also considered the changes in the context of research-intensive mandates of the Funds. The Board concluded it was satisfied with the changes made to the portfolio management teams and was satisfied with the capabilities and commitment of the Adviser to provide high quality service to the Funds. The Board agreed to continue to monitor the performance and development of such teams.

With respect to a Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. While mindful that courts have cautioned against giving such comparisons too much weight, the Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because it is believed that they are more relevant. For example, other mutual funds are the products most like the Funds, and they are readily available to Fund shareholders as alternative investment vehicles. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Funds compete. A Fund’s ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund’s investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services are such as to warrant continuation of the advisory contract. The Funds are the only advisory clients of the Adviser. However, personnel of the Adviser may assist in the provision of asset management services for clients of affiliates of the Adviser. The Board considered these arrangements in connection with its review of the agreements.

For the one year period and three year periods ended March 31, 2013, the performance of the WesMark Small Company Growth Fund, WesMark West Virginia Municipal Bond Fund, WesMark Growth Fund and WesMark Government Bond Fund were below the median of the relevant peer groups. The WesMark Balanced Fund’s performance for the one year period ended March 31, 2013 was below the median of the relevant peer group but its performance was above the median for the peer group for the three year period

Annual Report | December 31, 2013	59

Board Review of Advisory Contract

December 31, 2013 (Unaudited)

ended March 31, 2013. The Board reviewed the performance of the Funds for the first quarter of 2013 and noted that the WesMark Growth Fund, WesMark Small Company Growth Fund and the WesMark Government Fund were all above the median of their respective peer groups for the quarter. The Board also noted that the peer performance comparisons for the WesMark West Virginia Municipal Bond Fund were of limited value because of the unique nature of the West Virginia municipal bond market and the limited number of municipal bond funds dedicated to West Virginia. Overall the Board concluded that it was satisfied with the Advisor’s performance in managing the Funds. The Board will continue to monitor these efforts and performance of the Funds.

The Board requested and reviewed a report prepared by an independent rating organization which compared each of the Funds’ fees, including gross advisory fees, to a peer group for each WesMark Fund compiled by the independent rating organization. The report indicated that the gross investment advisory fee for WesMark West Virginia Municipal Bond Fund, WesMark Growth Fund and WesMark Balanced Fund were above the median for the selected peer groups while the gross investment advisory fee for WesMark Small Company Growth Fund was below the selected peer group and the gross investment advisory fee for the WesMark Government Bond Fund was at the median of the selected peer group. The Board also reviewed the other information provided in the report such as the Funds’ total expense ratios verses those of the selected peer groups. Lastly, the report compared net advisory fees (fees after taking into account voluntary fee waivers) and in this context the Board considered the Adviser’s agreement to waive a portion of its investment advisory fee for the WesMark West Virginia Municipal Bond Fund during its current fiscal year. Based on the review of the report, the Board concluded it was satisfied that the advisory fees and overall expense structure of the Funds remained competitive and was satisfied with the nature, extent and quality of the Adviser’s services. The Board will continue to monitor advisory fees and other expenses borne by the Funds.

The Board also considered whether “economies of scale” may exist and whether the Funds benefit from any such economies. The Board noted that each of the Funds is of relatively small size relative to many of its peers and had not experienced any rapid increase in assets. Under these circumstances, the Board concluded there were no meaningful “economies of scale” enjoyed by the adviser in managing the Funds. However, the Board noted that shareholders of a Fund may benefit from an increase in size of the Fund due to the fixed expenses of the Fund being spread over a larger asset base potentially resulting in lower expense ratios for the Funds. The Trustees also noted that the Adviser had made significant investments in the hiring of portfolio management personnel and that the benefits of those investments were likely to be experienced by the Funds as a whole.

The Board also receives financial information about the Adviser, including information on the profitability of the Adviser on a fund-by-fund basis. Although the Board considered the profitability of the Adviser on a fund-by-fund basis, in the Board’s view, the cost of performing advisory services on a fund-specific basis is difficult to estimate satisfactorily as it involves making certain assumptions in the allocation of expenses and is a relatively minor consideration in its overall evaluation. The Board therefore determined that the profitability analysis was of limited value.

The Board considered, in addition to the advisory fees, the compensation and benefits received by the Adviser and its affiliates from their relationship with the Funds. This included fees received for services, such as custody and shareholder servicing, provided to the Funds by other entities in the WesBanco organization and research and trading services received by the Adviser from brokers (or from third parties with which these broker-dealers have arrangements) that execute fund trades (“soft dollar arrangements”). The Trustees considered the benefit to the Adviser and its affiliates from such soft dollar arrangements, including that the services received are of value to the Adviser in advising the Funds and that the Adviser might otherwise be required to separately purchase such services. The Trustees concluded that the “soft dollar” arrangements appeared to benefit the Funds and did not seem unreasonable. The Board also concluded that the amounts received by the Advisor or its affiliates for the provision of custody and shareholder servicing did not appear unreasonable.

In assessing the Adviser’s performance of its obligations, the Board also considers whether a circumstance or event has occurred that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds. Thus, the Board’s “selection” or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Funds. The Board concluded that, in light of the factors discussed above, including the nature, extent, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.

The Board based its decision to renew the advisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Each factor and consideration identified above may not be relevant to every Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that the Adviser’s performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements. Because the totality of circumstances includes considering the relationship of each Fund to the WesMark family of Funds, the Board does not approach consideration of each Fund’s advisory contract as if that were the only fund offered by the Adviser.

60	www.wesmarkfunds.com

Additional Information
December 31, 2013 (Unaudited)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the funds’ prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 1-800-864-1013. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling the Funds toll-free at 1-800-864-1013. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds’ file with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are also available on the SEC’s website at http://www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-SEC-0330 for information on the operation of the Public Reference Room). You may also access this information on the WesMark Funds website at www.wesmarkfunds.com by clicking on “Quarterly Reports”, then selecting the name of the Fund.

FEDERAL TAX INFORMATION

For the year ended December 31, 2013, 99.99% of the distributions from net investment income for West Virginia Municipal Bond Fund are exempt from federal income tax.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2013, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	83.91%

For the year ended December 31, 2013, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name	Percentage
Growth Fund	100.00%
Balanced Fund	90.90%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Small Company Growth Fund, Growth Fund, Balanced Fund, and West Virginia Municipal Bond Fund designated $1,426,900, $6,605,721, $1,543,365, and $129,456, respectively as long-term capital gain dividends.

Annual Report | December 31, 2013	61

Glossary of Terms
December 31, 2013 (Unaudited)

Basis points – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The CBOE (Chicago Board Options Exchange) Volatility Index® (VIX®) – is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Collateralized Mortgage Obligation – complex mortgage backed securities that allocate payments and prepayments from an underlying mortgage pools among holders of different classes or tranches of the CMO.

Consumer Price Index (CPI) – a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Duration – a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Fannie Mae and Freddie Mac – government sponsored entities that receive support through federal subsidies, loan or other benefits.

Quantitative Easing III (QEIII) – monetary policy implemented by the Federal Reserve in 2012 to purchase $40 billion a month of agency mortgage backed securities and also to continue extremely low rate policy until at least mid-2015.

Maturity – maturity date refers to the final payment date of a loan or other financial instrument, at which point the principal (and all remaining interest) is due to be paid.

Mortgage Pool – a group of mortgages with similar interest rates and maturity dates “pooled together” for the issuance of a mortgage-backed security. Some mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae are known as “pools” themselves. These are the simplest form of mortgage-backed security.

The 30-day Distribution Yield – contains an average of the past 30 days’ daily distribution yield annualized.

Investment Ratings:

Description	Standard and Poor’s Long-Term Debt Rating	Moody’s Investors Service Long- Term Bond Rating
Highest rating available. Capacity to pay interest and repay principal is extremely strong. Carry smallest degree of investment risk.	AAA	Aaa
Very strong capacity to pay interest and repay principal. Differ from AAA rated securities by very small degree. Still considered high grade obligation.	AA	Aa

Strong capacity to pay interest and repay principal although is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than those rated higher. Considered upper medium grade obligation.

	A	A

Regarded as having an adequate capacity to pay interest and repay principal. Any adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay vs. those rated higher. Considered medium grade obligation.

	BBB	Baa

Judged to have speculative elements, but has less near-term vulnerability to default than other speculative=e issues. Faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

	BB	Ba

Has greater vulnerability to default but currently has capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest or principal. Generally lack characteristics of the desirable investment.

	B	B

Currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

	CCC	Caa
Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating (by S&P). Represent obligations which are speculative in a high degree.	CC	Ca
Typically applied to debt subordinated to senior debt which has been assigned an actual or implied CCC-debt rating (by S&P). Represents the lowest rated class of bonds.	C	C

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Annual Report | December 31, 2013	65

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) Not applicable to the registrant.

(d) Not applicable to the registrant.

(e) Not applicable to the registrant.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-864-1013.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following members of the Board’s Audit Committee are each an “audit committee financial expert,” and are “independent,” for purposes of this Item: Lawrence E. Bandi and Mark M. Gleason.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2012, and December 31, 2013, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial services or services that are annually provided by the accountant in connection with statutory and regulatory filings or engagements were $61,000 and $63,000, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2012, and December 31, 2013, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2012, and December 31, 2013, for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $15,000 and $15,000, respectively.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2012, and December 31, 2013, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $10,000 and $10,000, respectively.

(e)(1) Audit Committee Policies Regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit Services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit Services, all other Audit Services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved certain Audit-Related Services, all other Audit-Related Services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax Services to the registrant such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax Services, all Tax Services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) The services described in paragraphs (c) and (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no Services of the kind described in paragraph (b) provided.

(f) Not applicable to registrant.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal year of the registrant ended December 31, 2012 and December 31, 2013 were $25,000 and $25,000, respectively.

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David B. Ellwood
David B. Ellwood President and Chief Executive Officer (Principal Executive Officer)

Date	March 10, 2014

By	/s/ Steven Kellas
Steven Kellas Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	March 10, 2014